EXHIBIT 99.1

                       TRUST SALE AND SERVICING AGREEMENT

                                      AMONG

                      GENERAL MOTORS ACCEPTANCE CORPORATION

                                    SERVICER

                         CAPITAL AUTO RECEIVABLES, INC.

                                     SELLER

                                       AND

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 2000-1

                                     ISSUER

                           DATED AS OF APRIL 19, 2000



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                                        TABLE OF CONTENTS

                                                                                                      PAGE

                                            ARTICLE I
                                       CERTAIN DEFINITIONS
Section 1.01      Definitions............................................................................1
                  -----------

                                           ARTICLE II
                        CONVEYANCE OF RECEIVABLES; ISSUANCE OF SECURITIES

Section 2.01      Conveyance of Receivables..............................................................1
                  -------------------------
Section 2.02      Custody of Receivable Files............................................................2
                  ---------------------------
Section 2.03      Acceptance by Issuer...................................................................3
                  --------------------
Section 2.04      Representations and Warranties as to the Receivables...................................3
                  ----------------------------------------------------
Section 2.05      Repurchase of Receivables Upon Breach of Warranty......................................3
                  -------------------------------------------------
Section 2.06      Issuance of Additional Variable Pay Term Notes.........................................4
                  ----------------------------------------------

                                           ARTICLE III
                                           THE SELLER

Section 3.01      Representations of Seller..............................................................5
                  -------------------------
Section 3.02      Liability of Seller....................................................................6
                  -------------------
Section 3.03      Merger or Consolidation of, or Assumption of the Obligations of Seller; Amendment of
                  ------------------------------------------------------------------------------------
                  Certificate of Incorporation...........................................................6
                  ----------------------------
Section 3.04      Limitation on Liability of Seller and Others...........................................7
                  --------------------------------------------
Section 3.05      Seller May Own Notes or Certificates...................................................7
                  ------------------------------------

                                                    ARTICLE IV

                               SERVICER'S COVENANTS; DISTRIBUTIONS; RESERVE ACCOUNT;
                                 STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS

Section 4.01      Annual Statement as to Compliance; Notice of Servicer Default..........................8
                  -------------------------------------------------------------
Section 4.02      Annual Independent Accountants' Report.................................................8
                  --------------------------------------
Section 4.03      Access to Certain Documentation and Information Regarding Receivables..................9
                  ---------------------------------------------------------------------
Section 4.04      Amendments to Schedule of Receivables..................................................9
                  -------------------------------------
Section 4.05      Assignment of Administrative Receivables and Warranty Receivables......................9
                  -----------------------------------------------------------------
Section 4.06      Distributions.........................................................................10
                  -------------
Section 4.07      Reserve Account.......................................................................13
                  ---------------
Section 4.08      Net Deposits..........................................................................14
                  ------------
Section 4.09      Statements to Securityholders.........................................................14
                  -----------------------------

                                                     ARTICLE V

                             CERTIFICATEHOLDER AND NOTEHOLDER STATEMENTS AND ACCOUNTS;
                                  COLLECTIONS, DEPOSITS AND INVESTMENTS; ADVANCES

Section 5.01      Establishment of Accounts.............................................................16
                  -------------------------
Section 5.02      Collections...........................................................................20
                  -----------

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
Section 5.03      Investment Earnings and Supplemental Servicing Fees...................................21
                  ---------------------------------------------------
Section 5.04      Monthly Advances......................................................................21
                  ----------------
Section 5.05      Servicer Liquidity Advance............................................................22
                  --------------------------
Section 5.06      Additional Deposits...................................................................22
                  -------------------

                                                    SECTION VI
                                        LIABILITIES OF SERVICER AND OTHERS

Section 6.01      Liability of Servicer; Indemnities....................................................23
                  ----------------------------------
Section 6.02      Merger or Consolidation of, or Assumption of the Obligations of the Servicer
                  ----------------------------------------------------------------------------
 ........................................................................................................24
Section 6.03      Limitation on Liability of Servicer and Others........................................24
                  ----------------------------------------------
Section 6.04      Delegation of Duties..................................................................25
                  --------------------
Section 6.05      Servicer Not to Resign................................................................26
                  ----------------------

                                                    ARTICLE VII

                                                      DEFAULT

Section 7.01      Servicer Defaults.....................................................................26
                  -----------------
Section 7.02      Consequences of a Servicer Default....................................................27
                  ----------------------------------
Section 7.03      Indenture Trustee to Act; Appointment of Successor....................................27
                  --------------------------------------------------
Section 7.04      Notification to Noteholders and Certificateholders....................................28
                  ------------------------------- ------------------
Section 7.05      Waiver of  Past Defaults..............................................................28
                  ------------------------
Section 7.06      Repayment of Advances.................................................................28
                  ---------------------

                                                   ARTICLE VIII

                                                    TERMINATION

Section 8.01      Optional Purchase of All Receivables; Insolvency of Seller; Termination of Trust
                  --------------------------------------------------------------------------------
 ........................................................................................................29

                                           ARTICLE IX
                                    MISCELLANEOUS PROVISIONS

Section 9.01      Amendment.............................................................................31
                  ---------
Section 9.02      Protection of Title to Trust..........................................................32
                  ----------------------------
Section 9.03      Notices...............................................................................34
                  -------
Section 9.04      GOVERNING LAW.........................................................................34
                  -------------
Section 9.05      Severability of Provisions............................................................34
                  --------------------------
Section 9.06      Assignment............................................................................34
                  ----------
Section 9.07      Third-Party Beneficiaries.............................................................35
                  -------------------------
Section 9.08      Separate Counterparts.................................................................35
                  ---------------------
Section 9.09      Headings and Cross-References.........................................................35
                  -----------------------------
Section 9.10      Assignment to Indenture Trustee.......................................................35
                  -------------------------------
Section 9.11      No Petition Covenants.................................................................35
                  ---------------------
Section 9.12      Limitation of Liability of Indenture Trustee and Owner Trustee........................35
                  --------------------------------------------------------------
Section 9.13      Tax Treatment.........................................................................36
                  -------------

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
Section 9.14      Furnishing Documents..................................................................36
                  --------------------


EXHIBIT A         Locations of Schedule of Receivables

APPENDIX A        Definitions and Rules of Construction
APPENDIX B        Notices Addresses and Procedures

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         THIS TRUST SALE AND SERVICING AGREEMENT is made as of April 19, 2000 by and among General Motors Acceptance Corporation, a Delaware corporation and in its capacity as Servicer under the Pooling and Servicing Agreement described below (the "Servicer"), Capital Auto Receivables, Inc., a Delaware corporation (the "Seller"), and Capital Auto Receivables Asset Trust 2000-1, a Delaware business trust (the "Issuer").

         WHEREAS, General Motors Acceptance Corporation has sold the Receivables to the Seller and, as Servicer, has agreed to service the Receivables pursuant to the Pooling and Servicing Agreement.

         WHEREAS, Seller desires to sell the Receivables to the Issuer in exchange for the Notes and Certificates pursuant to the terms of this Agreement, and the Servicer desires to perform the servicing obligations set forth herein for and in consideration of the fees and other benefits set forth in this Agreement and in the Pooling and Servicing Agreement.

         WHEREAS, Seller and the Issuer wish to set forth the terms pursuant to which the Receivables are to be sold by the Seller to the Issuer and serviced by the Servicer.

         NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

         Section 1.01 Definitions. Certain capitalized terms used in the above recitals and in this Agreement are defined in and shall have the respective meanings assigned to them in Part I of Appendix A to this Agreement. All references herein to "the Agreement" or "this Agreement" are to this Trust Sale and Servicing Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

                                   ARTICLE II
                CONVEYANCE OF RECEIVABLES; ISSUANCE OF SECURITIES

         Section 2.01 Conveyance of Receivables. In consideration of the Issuer's delivery of the Notes and the Certificates to, or upon the order of, the Seller, the Seller does hereby enter into this Agreement and agree to fulfill all of its obligations hereunder and to sell, transfer, assign and otherwise convey to the Issuer, without recourse:

         (a) all right, title and interest of the Seller in, to and under the Receivables listed on the Schedule of Receivables which is on file at the locations listed on Exhibit A hereto and (i) in the case of

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Scheduled  Interest  Receivables,  all  monies due  thereunder  on and after the
Cutoff Date and (ii) in the case of Simple Interest Receivables, all monies received thereon on and after the Cutoff Date, in each case exclusive of any amounts allocable to the premium for physical damage insurance force-placed by the Servicer covering any related Financed Vehicle;

         (b) the interest of the Seller in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and, to the extent permitted by law, any accessions thereto;

         (c) except for those Receivables originated in Wisconsin, the interest of the Seller in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors;

         (d) the interest of the Seller in any proceeds from recourse against Dealers on Receivables;

         (e) all right, title and interest of the Seller in, to and under the Pooling and Servicing Agreement and the Custodian Agreement, including the right of the Seller to cause GMAC to repurchase Receivables under certain circumstances; and

         (f) the interest of the Seller in any proceeds of the property described in clauses (a), (b) and (e) above.

It is the intention of the Seller and the Issuer that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables from the Seller to the Issuer and the beneficial interest in and title to the Receivables shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of the Seller to the Obligors, Dealers, insurers or any other Person in connection with the Receivables, any Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them. Within two Business Days after the Closing Date, GMAC shall cause to be deposited into the Collection Account the collections on the Receivables described in Section 5.07 of the Pooling and Servicing Agreement; provided, that so long as the Monthly Remittance Conditions are satisfied, such collections need not be deposited until the first Distribution Date.

         Section 2.02 Custody of Receivable Files. In connection with the sale, transfer and assignment of the Receivables to the Issuer pursuant to this Agreement, GMAC, as Custodian under the Custodian Agreement, agrees to act as Custodian thereunder for the benefit of the Issuer. The Issuer hereby accepts and agrees to the terms and provisions of the Custodian Agreement and designates GMAC as custodian with respect to the Receivables Files.

         Section 2.03 Acceptance by Issuer. The Issuer does hereby accept all consideration conveyed by the Seller pursuant to Section 2.01, and declares that the Issuer shall hold such consideration upon the trust set forth in the Trust Agreement for the benefit of Certificateholders, subject to the terms and conditions of the Indenture and this Agreement. The Issuer hereby agrees and accepts the appointment and authorization of General Motors Acceptance Corporation as Servicer under
Section 3.01 of the Pooling and Servicing Agreement. The parties agree that this Agreement, the Indenture and the Trust Agreement constitute the Further Transfer and Servicing Agreements for purposes of the Pooling and Servicing Agreement and that the rights, duties and obligations of GMAC as Servicer under the Pooling and Servicing Agreement are subject to the provisions of Sections 6.02, 6.04, 6.05, 9.01 and Article VII hereof.

         Section 2.04 Representations and Warranties as to the Receivables. Pursuant to Section 2.01(e), the Seller assigns to the Issuer all of its right, title and interest in, to and under the Pooling and Servicing Agreement. Such assigned right, title and interest includes the representations and warranties of GMAC made to the Seller pursuant to Section 4.01 of the Pooling and Servicing Agreement. The Seller hereby represents and warrants to the Issuer that the Seller has taken no action which would cause such representations and warranties of GMAC to be false in any material respect as of the Closing Date. The Seller further acknowledges that the Issuer relies on the representations and warranties of the Seller under this Agreement and of GMAC under the Pooling and Servicing Agreement in accepting the Receivables in trust and executing and delivering the Notes and the Certificates. The foregoing representation and warranty speaks as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         Section 2.05 Repurchase of Receivables Upon Breach of Warranty. Upon discovery by the Seller, the Servicer, the Owner Trustee or the Indenture Trustee of a breach of any of the representations and warranties in Section 4.01 of the Pooling and Servicing Agreement or in Section 2.04 or Section 3.01 of this Agreement that materially and adversely affects the interests of the Noteholders or the Certificateholders in any Receivable, the party discovering such breach shall give prompt written notice thereof to the others. As of the last day of the second Monthly Period following its discovery or its receipt of notice of breach (or, at the Seller's election, the last day of the first Monthly Period following such discovery), unless such breach shall have been cured in all material respects, in the event of a breach of the representations and warranties made by the Seller in Section 2.04 or Section 3.01, the Seller shall repurchase, or in the event of a breach of a representation and warranty under Section 4.01 of the Pooling and Servicing Agreement the Seller and the Servicer shall use reasonable efforts to enforce the obligation of GMAC under
Section 5.04 of the Pooling and Servicing Agreement to repurchase, such Receivable from the Issuer on the related Distribution Date. The repurchase price to be paid by the breaching party (the "Warranty Purchaser") shall be an amount equal to the Warranty Payment. Upon repurchase, the Warranty Purchaser shall be entitled to receive the Released Warranty Amount, if any. It is understood and agreed that the obligation of the Warranty Purchaser to repurchase any Receivable as to which a breach has occurred and is continuing, and the obligation of the Seller and the Servicer to enforce GMAC's obligation to repurchase such Receivables pursuant to the Pooling and Servicing Agreement shall, if such obligations are fulfilled, constitute the sole remedy against the Seller, the Servicer or GMAC for such breach available to the Issuer, the Financial Parties, the Owner Trustee or the Indenture Trustee. The Servicer also acknowledges its obligations to repurchase Administrative Receivables from the Issuer pursuant to Section 3.08 of the Pooling and Servicing Agreement.

         Section 2.06      Issuance of Additional Variable Pay Term Notes.

         (a) Subject to the terms and conditions of this Section 2.06, on the Targeted Final Distribution Date for each class of Class A Notes, the Seller may cause the Issuer to issue additional Variable Pay Term Notes. At the time of issuance, the Seller shall determine, in its sole discretion, the Interest Rate for each class of Variable Pay Term Notes, which shall equal, for each Distribution Date, LIBOR plus a fixed percentage spread which will be determined at the time of issuance based on market conditions but which will not exceed 2.5%, subject to the last sentence of the definition of Interest Rate. The Seller shall also determine, in its sole discretion, the terms of any sale of an interest in any Variable Pay Term Notes, provided that the proceeds to the Trust in connection with the issuance of any Variable Pay Term Notes shall be fair value based on market conditions. At the time of issuance of any additional Variable Pay Term Notes, Standard and Poor's Ratings Services may re-affirm or change its original ratings on the Offered Notes and the Offered Certificates.

         (b) Subject to Section 2.06(c), the Seller agrees to offer the right to purchase a 100% participation interest in each Variable Pay Term Note that may be issued on the Targeted Final Distribution Date for a class of Class A Notes to a commercial paper facility administered by GMAC, if any, such that the Total Note Principal Payment Amount will be sufficient to pay such class of Class A Notes in full on such Targeted Final Distribution Date. Neither the Seller nor the Servicer shall be obligated to identify any other prospective purchasers for interests in any Variable Pay Term Notes.

         (c) No Variable Pay Term Notes may be issued on a Targeted Final Distribution Date unless the following conditions are satisfied:

                  (i) after giving effect to the issuance of such Variable Pay Term Notes and all payments of principal on the Notes and payments with respect to the Certificate Balance on that Targeted Final Distribution Date, the sum of the outstanding principal balance of the Notes plus the Certificate Balance shall not exceed the Aggregate Principal Balance of the Receivables on the last day of the month immediately preceding that Targeted Final Distribution Date;

             (ii)  the Interest Rate Swap shall be in full force and effect; and

             (iii) no Event of Default shall have occurred and be continuing.

                                   ARTICLE III
                                   THE SELLER

         Section 3.01 Representations of Seller. The Seller makes the following representations on which the Issuer is relying in acquiring the Receivables and issuing the Notes and the Certificates. The following representations speak as of the Closing Date but shall survive the sale, transfer and assignment of the Receivables to the Issuer.

         (a)      Representations and Warranties as to the Seller.

             (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Receivables;

             (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification;

             (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms, the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer as part of the Trust and has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action;

             (iv) Valid Sale; Binding Obligations. This Agreement, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the Receivables, enforceable against creditors of and purchasers from the Seller; and this Agreement when duly executed and delivered, shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

             (v)   No  Violation.   The  consummation  of  the  transactions
         contemplated by this Agreement by the Seller and the fulfillment of the terms of this Agreement by the Seller shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, other than this Agreement, or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties; and

             (vi) No Proceedings. To the Seller's knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement, the Notes, the Certificates, the Indenture, the Trust

         Agreement, the Custodian Agreement, the Administration Agreement or the Interest Rate Swap, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement, the Indenture, the Trust Agreement, the Custodian Agreement, the Administration Agreement or the Interest Rate Swap, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Pooling and Servicing Agreement, the Notes, the Certificates, the Indenture, the Trust Agreement, the Custodian Agreement, the Administration Agreement or the Interest Rate Swap, or (iv) seeking to adversely affect the federal income tax attributes of the Notes or the Certificates.

         (b) Representations and Warranties as to the Receivables.

             (i) Good Title. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuer; immediately prior to the conveyance of the Receivables pursuant to this Agreement the Seller had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Agreement by the Seller, the Issuer shall have all of the right, title and interest of the Seller in, to and under the Receivables, the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien.

             (ii)  All  Filings  Made.  All  filings  (including,   without
         limitation, UCC filings) necessary in any jurisdiction to give the Issuer a first priority perfected ownership interest in the Receivables shall have been made.

         Section 3.02 Liability of Seller. The Seller shall be liable in accordance with this Agreement only to the extent of the obligations in this Agreement specifically undertaken by the Seller.

         Section  3.03  Merger  or  Consolidation   of,  or  Assumption  of  the
Obligations of Seller; Amendment of Certificate of Incorporation.

         (a) Any corporation or other entity (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Seller shall be a party, (iii) succeeding to the business of the Seller, or
(iv) more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned directly or indirectly by General Motors, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Seller shall provide 10 days prior notice of any merger, consolidation or succession pursuant to this Section 3.03 to the Rating Agencies.

         (b) The Seller hereby agrees that during the term of this Agreement it shall not (i) take any action prohibited by Article Fourth of its certificate of incorporation, (ii) without the prior written consent of the Indenture Trustee and the Owner Trustee and without giving prior written notice to the Rating

Agencies,  amend Article Third or Fourth of its certificate of  incorporation or
(iii) incur any indebtedness, or assume or guaranty indebtedness of any other entity, other than pursuant to the Revolving Note and the Intercompany Advance Agreement (without giving effect to any amendment to such Note or Agreement after the date hereof, unless the Rating Agency Condition was satisfied in connection therewith), if such action would result in a downgrading of the then current rating of any class of the Notes.

         Section 3.04 Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Seller and any director or officer or employee or agent of the Seller shall be reimbursed by the Indenture Trustee or Owner Trustee, as applicable, for any contractual damages, liability or expense incurred by reason of such trustee's willful misfeasance, bad faith or gross negligence (except errors in judgment) in the performance of its duties under this Agreement, the Indenture or the Trust Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement, the Indenture or the Trust Agreement. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations as Seller of the Receivables under this Agreement and that in its opinion may involve it in any expense or liability.

         Section 3.05 Seller May Own Notes or Certificates. Each of the Seller and any Person controlling, controlled by or under common control with the Seller may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Seller or an affiliate thereof except as otherwise specifically provided herein. Except as otherwise provided herein, Notes or Certificates so owned by or pledged to the Seller or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of such Notes or Certificates, respectively.

                                   ARTICLE IV

              SERVICER'S COVENANTS; DISTRIBUTIONS; RESERVE ACCOUNT;
                STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS

         Section 4.01 Annual Statement as to Compliance; Notice of Servicer Default.

         (a) The Servicer shall deliver to the Indenture Trustee and the Owner Trustee, on or before August 15 of each year, beginning August 15, 2001, an officer's certificate signed by the President or any Vice President of the Servicer, dated as of June 30 of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, with respect to the first such certificate, such period as shall have elapsed from the Closing Date to the date of such certificate) and of its performance under this Agreement and under the Pooling and Servicing Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under such agreements throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

A  copy  of  such   certificate   may  be   obtained   by  any   Noteholder   or
Certificateholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as applicable.

         (b) The Servicer  shall  deliver to the  Indenture  Trustee,  the Owner
Trustee and to the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 7.01. The Seller shall deliver to the Indenture Trustee, the Owner Trustee, the Servicer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under clause (b) of
Section 7.01.

         Section 4.02      Annual Independent Accountants' Report.

         (a) The Servicer shall cause a firm of independent accountants, who may also render other services to the Servicer or the Seller, to deliver to the Issuer, and the Rating Agencies, on or before August 15 of each year, beginning August 15, 2001 with respect to the twelve months ended on the immediately preceding June 30 (or, with respect to the first such report, such period as shall have elapsed from the Closing Date to the date of such certificate), a report (the "Accountants' Report") addressed and delivered to the Board of Directors of the Servicer and to the Indenture Trustee and the Owner Trustee, to the effect that such firm has audited the financial statements of the Servicer and issued its report thereon and that such audit (i) was made in accordance with generally accepted auditing standards, (ii) included tests relating to automotive loans serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement and the Pooling and Servicing Agreement, and (iii) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light truck loans serviced for others that, in the firm's opinion, paragraph four of the Program requires such firm to report. In the event that such firm requires the Owner Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Owner Trustee in writing to so agree; it being understood and agreed that the Owner Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer and the Owner Trustee makes no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

         (b) The Accountants' Report shall also indicate that the firm is independent of the Seller and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         (c) A copy of the Accountants' Report may be obtained by any Noteholder or Certificateholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee or the Owner Trustee.

         Section 4.03 Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to the Indenture Trustee and the Owner Trustee reasonable access to the documentation regarding the Receivables. The Servicer shall provide such access to any Noteholder or Certificateholder only in such cases where a Noteholder or a Certificateholder is required by applicable statutes or regulations to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours at offices of the Servicer designated by the Servicer. Nothing in this Section 4.03 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding Obligors, and the failure of the Servicer to provide access as provided in this Section 4.03 as a result of such obligation shall not constitute a breach of this Section 4.03.

         Section 4.04 Amendments to Schedule of Receivables. If the Servicer, during a Monthly Period, assigns to a Receivable an account number that differs from the account number previously identifying such Receivable on the Schedule of Receivables, the Servicer shall deliver to the Seller, the Indenture Trustee and the Owner Trustee on or before the Distribution Date related to such Monthly Period an amendment to the Schedule of Receivables to report the newly assigned account number. Each such amendment shall list all new account numbers assigned to Receivables during such Monthly Period and shall show by cross reference the prior account numbers identifying such Receivables on the Schedule of Receivables.

         Section 4.05 Assignment of Administrative Receivables and Warranty Receivables. Upon receipt of the Administrative Purchase Payment or the Warranty Payment with respect to an Administrative Receivable or a Warranty Receivable, respectively, each of the Indenture Trustee and the Owner Trustee shall assign, without recourse, representation or warranty, to the Servicer or the Warranty Purchaser, as applicable, all of such Person's right, title and interest in, to and under such Administrative Receivable or Warranty Receivable, all monies due thereon, the security interests in the related Financed Vehicle, proceeds from any Insurance Policies, proceeds from recourse against a Dealer on such Receivable and the interests of such Person or the Trust, as applicable, in certain rebates of premiums and other amounts relating to the Insurance Policies and any document relating thereto, such assignment being an assignment outright and not for security; and the Servicer or the Warranty Purchaser, as applicable, shall thereupon own such Receivable, and all such security and documents, free of any further obligations to the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders with respect thereto. If in any Proceeding it is held that the Servicer may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable, the Indenture Trustee or the Owner Trustee, as applicable, shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Receivable, including bringing suit in the name of such Person or the names of the Noteholders or the Certificateholders.

         Section 4.06      Distributions.

         (a) On or before each Determination Date, the Servicer shall calculate the Total Available Amount, the Available Interest, the Available Principal, the expected Variable Pay Term Notes Issuance Proceeds, if any, the Accumulation Amount, the Total Servicing Fee, the Total Note Principal Payment Amount, the Aggregate Noteholders' Interest Distributable Amount, the Aggregate Noteholders' Principal

Distributable Amount, the Certificateholders' Interest Distributable Amount, the Certificateholders' Principal Distributable Amount, the net amount, if any, payable by the Trust under the Interest Rate Swap and all other amounts required to determine the amounts, if any, to be deposited in or paid from each of the Collection Account, the Note Distribution Account, the Certificate Distribution Account, the Reserve Account, the Accumulation Account and, if applicable, the Payment Ahead Servicing Account on or before the related Distribution Date (or, in the case of payments due under the Interest Rate Swap, if any, on the Business Day preceding the Distribution Date).

         (b) (i) On or before each Distribution Date, the Indenture Trustee shall cause collections made during the related Monthly Period which constitute Payments Ahead to be transferred from the Collection Account to the Servicer, or to the Payment Ahead Servicing Account, if required pursuant to Section 5.01(e).

             (ii) On or before each Distribution Date (or, with respect to funds necessary to make payments due, if any, under the Interest Rate Swap for the related Monthly Period, on the Business Day preceding the Distribution Date), the Indenture Trustee shall transfer from the Payment Ahead Servicing Account (or, if the Servicer is not required to make deposits to the Payment Ahead Servicing Account on a daily basis pursuant to Section 5.01(e), the Servicer shall deposit) to the Collection Account the aggregate Applied Payments Ahead and, as applicable, Applied Payments Ahead necessary to make payments under the Interest Rate Swap pursuant to Section 4.06(c)(ii)).

             (iii) On or before each Distribution Date, the Indenture Trustee shall transfer from the Collection Account to the Servicer, in immediately available funds, reimbursement of Outstanding Monthly Advances pursuant to Section 5.04, payment of Excess Simple Interest Collections, if any, pursuant to Section 3.11(b) of the Pooling and Servicing Agreement, and payments of Liquidation Expenses (and any unpaid Liquidation Expenses from prior periods) with respect to Receivables which became Liquidating Receivables during the related Monthly Period pursuant to Section 3.04 of the Pooling and Servicing Agreement.

             (iv) On or before each Distribution Date (or, with respect to funds necessary to make payments due, if any, under the Interest Rate Swap for the related payment period thereunder, on or before the Business Day preceding the Distribution Date), the Indenture Trustee shall withdraw from the Reserve Account and deposit in the Collection Account the lesser of (A) the amount of cash or other immediately available funds deposited therein and (B) the amount, if any, by which
         (x) the sum of the Total Servicing Fee, the Aggregate Noteholders' Interest Distributable Amount, the Certificateholders' Interest Distributable Amount, the Aggregate Noteholders' Principal Distributable Amount, the net amount, if any, payable by the Trust under the Interest Rate Swap and the Certificateholders' Principal Distributable Amount for such Distribution Date exceeds (y) the sum of the Available Interest and Available Principal for such Distribution Date.

             (v) On or before each Distribution Date that is a Targeted Final Distribution Date for a class of Class A Notes, the Indenture Trustee shall withdraw from the Accumulation Account and deposit in the Collection Account the Accumulation Amount, if any, for such Distribution Date and, as applicable, the Accumulation Amount necessary to make payments under the Interest Rate Swap pursuant to Section 4.06(c)(ii).

             (vi) On or before the first Distribution Date during a Sequential Amortization Period caused by the termination of the Interest Rate Swap, the Indenture Trustee shall withdraw from the
         Accumulation Account and deposit in the Collection Account the Accumulation Amount, if any, for such Distribution Date.

             (vii) On or before the first Distribution Date after the Notes have been declared due and payable following an Event of Default (or, with respect to funds necessary to make payments due, if any, under the Interest Rate Swap for the related Monthly Period, on the Business Day preceding the Distribution Date), the Indenture Trustee shall withdraw from the Accumulation Account and deposit in the Collection Account the Accumulation Amount, if any, for such Distribution Date or, as applicable, the Accumulation Amount necessary to make payments under the Interest Rate Swap pursuant to Section 4.06(c)(ii).

         (c) Except  as  otherwise   provided  in  Section  4.06(d),   on  each
Distribution Date (or in the case of payments to the Swap Counterparty pursuant to clause (ii) below, if any, on the Business Day preceding the Distribution
Date) the Indenture Trustee (based on the information contained in the Servicer's Accounting delivered on the related Determination Date pursuant to
Section 3.10 of the Pooling and Servicing Agreement) shall make the following distributions from the Collection Account (after the withdrawals, deposits and transfers specified in Section 4.06(b) have been made) in the following order of priority:

             (i) first, to the Servicer, to the extent of the Total Available Amount, the Total Servicing Fee;

             (ii) second, to the Swap Counterparty, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clause (i) above), the net amount, if any, due under the Interest Rate Swap (exclusive of payments due in respect of an Early Termination Date of the Interest Rate Swap);

             (iii) third, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses
         (i) and (ii) above) (a) to the Note Distribution Account in respect of the Aggregate Noteholders' Interest Distributable Amount, and (b) to the Swap Counterparty in respect of any payments due to the Swap Counterparty in connection with any Early Termination Date of the Interest Rate Swap, allocated between the Note Distribution Account and the Swap Counterparty in proportion to the amounts owing to the Swap Counterparty in connection with such Early Termination Date and in respect of the Aggregate Noteholders' Interest Distributable Amount;

             (iv) fourth, to the Certificate Distribution Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i), (ii) and (iii) above), the Certificateholders' Interest Distributable Amount;

             (v) fifth, to the Note Distribution Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (iv) above), the Aggregate Noteholders' Principal Distributable Amount;

             (vi) sixth, to the Accumulation Account, to the extent of the Total Available Amount (as such amount has been reduced by the
         distributions   described  in  clauses  (i)  through  (v)  above),  the
         Undistributed Principal Amount, if any;

             (vii) seventh, to the Certificate Distribution Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (vi) above), the Certificateholders' Principal Distributable Amount; and

             (viii) eighth, to the Reserve Account, any portion of the Total Available Amount remaining after the distributions described in clauses (i) through (vii) above.

         (d) Notwithstanding the foregoing, at any time that the Notes have not been paid in full and the principal balance of the Notes has been declared immediately due and payable following the occurrence of an Event of Default under Sections 5.1(a), 5.1 (b), 5.1(c), 5.1(e) or 5.1(f) of the Indenture, then until such time as the Notes have been paid in full and the Indenture has been discharged or the foregoing Events of Default have been cured or waived as provided in Section 5.2(b) of the Indenture, no amounts shall be deposited in or distributed to the Certificate Distribution Account. Any such amounts otherwise distributable to the Certificate Distribution Account shall be deposited instead into the Note Distribution Account for payment of principal on the Notes.

         Section 4.07      Reserve Account.

         (a) There shall be established in the name of and maintained with the Indenture Trustee an Eligible Deposit Account known as the Capital Auto
Receivables Asset Trust 2000-1 Reserve Account (the "Reserve Account") to include the money and other property deposited and held therein pursuant to this
Section 4.07(a), Section 4.07(e) and Section 4.06(c). On the Closing Date, the Seller shall deposit the Reserve Account Initial Deposit into the Reserve Account. The Reserve Account shall not under any circumstances be deemed to be part of or otherwise included in the Trust.

         (b) If the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits therein or withdrawals therefrom on such Distribution Date) exceeds the Specified Reserve Account Balance for such Distribution Date, the Servicer shall instruct the Indenture Trustee to distribute an amount equal to any such excess to the Seller; it being understood that no such distribution from the Reserve Account shall be made to the Seller unless the amount so on deposit in the Reserve Account exceeds such Specified Reserve Account Balance.

         (c) In order to provide for the payment to the Noteholders, the Certificateholders and the Servicer in accordance with Sections 4.06(c) and 4.06(d), to assure availability of the amounts maintained in the Reserve Account for the benefit of the Noteholders, the Certificateholders and the Servicer, and as security for the performance by the Seller of its obligations hereunder, the Seller on behalf of itself and its successors and assigns, hereby pledges to the Indenture Trustee and its successors and assigns, all its rights, title and interest in and to the Reserve Account Property, to have and to hold all such property, rights and privileges unto the Indenture Trustee its successors and assigns, in trust for the uses and purposes, and subject to the terms and provisions, set forth in this Section 4.07. The Indenture Trustee hereby acknowledges such transfer and accepts the trust hereunder and shall hold and distribute the Reserve Account Property in accordance with the terms and provisions of this Agreement.

         (d) Each of the Seller and Servicer agree to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any UCC financing statements or this Agreement) as may be determined to be necessary, in an Opinion of Counsel to the Seller delivered to the Indenture Trustee, in order to perfect the interests created by this Section
4.07 and otherwise fully to effectuate the purposes, terms and conditions of this Section 4.07. The Seller shall:

             (i)   promptly   execute,   deliver  and  file  any   financing
         statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Indenture Trustee's security interest; and

             (ii) make the necessary filings of financing statements or amendments thereto within thirty days after the occurrence of any of the following: (A) any change in their respective corporate names or any trade names, (B) any change in the location of their respective chief executive offices or principal places of business and (C) any merger or consolidation or other change in their respective identities or corporate structures; and shall promptly notify the Indenture Trustee of any such filings.

         (e) If the Servicer pursuant to Section 5.04 determines on any Determination Date that it is required to make a Monthly Advance and does not do so from its own funds, the Servicer shall instruct the Indenture Trustee to withdraw funds from the Reserve Account and deposit them in the Collection Account to cover any shortfall. Such payment shall be deemed to have been made by the Servicer pursuant to Section 5.04 for purposes of making distributions pursuant to this Agreement, but shall not otherwise satisfy the Servicer's obligation to deliver the amount of the Monthly Advances, and the Servicer shall within two Business Days replace any funds in the Reserve Account so used. The Servicer shall not be entitled to reimbursement for any such deemed Monthly Advances unless and until the Servicer shall have replaced such funds in the Reserve Account.

         Section 4.08 Net Deposits. At any time that (i) GMAC shall be the Servicer, (ii) the Servicer shall be permitted by Section 5.02 to remit collections on a basis other than a daily basis, and (iii) the Servicer shall be permitted by Section 5.01(e) to remit Payments Ahead on a basis other than on a daily basis, the Servicer, the Seller, the Indenture Trustee and the Owner Trustee may make any remittances pursuant to this Article IV net of amounts to be distributed by the applicable recipient to such remitting party. Nonetheless, each such party shall account for all of the above described remittances and distributions as if the amounts were deposited and/or transferred separately.

         Section 4.09      Statements to Securityholders.

         (a) On each Distribution Date, the Owner Trustee shall (except as otherwise provided in the Trust Agreement) deliver to each Certificateholder, and the Indenture Trustee shall include with each distribution to each Noteholder, a statement (which statement shall also be provided to the Rating Agencies) prepared by the Servicer based on information in the Servicer's Accounting furnished pursuant to Section 3.10 of the Pooling and Servicing
Agreement. Each such statement to be delivered to Certificateholders and Noteholders, respectively, shall set forth the following information concerning the Certificates or the Notes, as appropriate, with respect to such Distribution Date or the preceding Monthly Period:

             (i) the amount of such distribution allocable to principal of each class of the Notes and to the Certificate Balance;

             (ii) the amount of the distribution, if any, allocable to interest on or with respect to each class of securities;

             (iii) the Aggregate Principal Balance as of the close of business on the last day of such Monthly Period (or, for the first Distribution Date, the Initial Aggregate Principal Balance) and the Principal Distributable Amount for such Distribution Date;

             (iv) the Note Principal Balance for each class of Notes, the Aggregate Note Principal Balance, the Certificate Balance, the Note Pool Factor for each class of Notes and the Certificate Pool Factor, each as of such Distribution Date after giving effect to all payments described under clause (i) above;

             (v)   the  amount  of  the  Noteholders'   Interest   Carryover
         Shortfall, the Noteholders' Principal Carryover Shortfall, the Certificateholders' Interest Carryover Shortfall, and the Certificateholders' Principal Carryover Shortfall, if any, and the change in each of such amounts from the preceding Distribution Date;

             (vi)  the  aggregate  amount  in the  Payment  Ahead  Servicing
         Account or on deposit with the Servicer as Payments Ahead and the change in such amount from the previous Distribution Date;

             (vii) the amount of Outstanding Monthly Advances on such Distribution Date;

             (viii) the amount of the Total Servicing Fee paid to the Servicer with respect to the related Monthly Period;

             (ix) the amount, if any, distributed to Noteholders and Certificateholders from amounts on deposit in the Reserve Account;

             (x) the balance of the Reserve Account and the Accumulation Account on such Distribution Date (after giving effect to changes therein on such Distribution Date); and

             (xi)  LIBOR for such Distribution Date.

Each amount set forth pursuant to clauses (i), (ii), (v), (viii) and (ix) above shall be expressed as a dollar amount per $1,000 of initial principal amount of the Notes or of the Certificate Balance, as applicable.

         (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Agreement, the Indenture Trustee and the Owner Trustee shall mail, to each Person who at any time during such calendar year shall have been a holder of Notes or Certificates, respectively, and received any payments thereon, a statement containing such information as may be required by the Code and applicable Treasury Regulations to enable such securityholder to prepare its federal income tax returns.

                                    ARTICLE V

            CERTIFICATEHOLDER AND NOTEHOLDER STATEMENTS AND ACCOUNTS;
                 COLLECTIONS, DEPOSITS AND INVESTMENTS; ADVANCES

         Section 5.01      Establishment of Accounts.

         (a) (i) The Servicer, for the benefit of the Financial Parties, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Capital Auto Receivables Asset Trust 2000-1 Collection Account (the "Collection Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Financial Parties.

             (ii) The Servicer, for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Capital Auto Receivables Asset Trust 2000-1 Note Distribution Account (the "Note Distribution Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

             (iii) If and as required pursuant to the Trust Agreement, the Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Issuer an Eligible Deposit

         Account known as the Capital Auto Receivables Asset Trust 2000-1 Certificate Distribution Account (the "Certificate Distribution Account") bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

             (iv) The Servicer, for the benefit of the Obligors, shall establish and maintain in the name of the Indenture Trustee an account known as the Capital Auto Receivables Asset Trust 2000-1 Payment Ahead Servicing Account (the "Payment Ahead Servicing Account"). The Payment Ahead Servicing Account shall not be property of the Issuer.

             (v) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account known as the Capital Auto Receivables Asset Trust 2000-1 Accumulation Account (the "Accumulation Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

         (b) (i)   Each of the Designated Accounts and the Payment Ahead
Servicing Account shall be initially established with the Indenture Trustee and shall be maintained with the Indenture Trustee so long as (A) the short-term unsecured debt obligations of the Indenture Trustee have the Required Deposit Rating or (B) each of the Designated Accounts are maintained in the corporate trust department of the Indenture Trustee. All amounts held in such accounts (including amounts, if any, which the Servicer is required to remit daily to the Collection Account pursuant to
Section 5.02) shall, to the extent permitted by applicable laws, rules and regulations, be invested, at the written direction of the Servicer, by such bank or trust company in Eligible Investments. Such written direction shall constitute certification by the Servicer that any such investment is authorized by this Section 5.01. Funds deposited in the Reserve
Account shall be invested in Eligible Investments which mature prior to the next Distribution Date, and then only to the extent, as shall be otherwise permitted by the Rating Agencies. Investments in Eligible Investments shall be made in the name of the Indenture Trustee or its nominee, and such investments shall not be sold or disposed of prior to their maturity; provided, however, that Notes held in the Reserve Account may be sold or disposed of prior to their maturity so long as (x) the Servicer directs the Indenture Trustee to make such sale or disposition, (y) the Indenture Trustee gives reasonable prior notice of such disposition to the Administrator and (z) such Notes are sold at a price equal to or greater than the unpaid principal balance thereof if, following such sale, the amount on deposit in the Reserve Account would be less than the Specified Reserve Account Balance. Should the short-term unsecured debt obligations of the Indenture Trustee (or any other bank or trust company with which the Designated Accounts or Payment Ahead Servicing Account are maintained) no longer have the Required Deposit Rating, then the Servicer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency shall consent), with the Indenture Trustee's assistance as necessary, cause the Designated Accounts and the Payment Ahead Servicing Account (A) to be moved to a bank or trust company, the short-term unsecured debt obligations of which shall have the Required Deposit Rating, or (B) with respect to the Designated Accounts, to be moved to the corporate trust department of the Indenture Trustee. Investment Earnings on funds deposited in the Designated Accounts and the Payment Ahead Servicing Account shall be payable to the Servicer. The Indenture Trustee or the other Person holding the Designated Accounts as provided in this Section 5.01(b)(i) shall be the "Securities Intermediary." If the Securities Intermediary shall be a Person other than the Indenture Trustee, the Servicer shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 5.01 and an Opinion of Counsel that such Person can perform such Obligations.

             (ii) With respect to the Designated Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                           (A) Any Designated  Account  Property that is held in
                  deposit accounts shall be held solely in Eligible Deposit Accounts. The Designated Accounts are accounts to which Financial Assets will be credited.

                           (B) All securities or other  property  underlying any
                  Financial Assets credited to the Designated Accounts shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any of the Designated Accounts be registered in the name of the Issuer, the Servicer or the Seller, payable to the order of the Issuer, the Servicer or the Seller or specially indorsed to the Issuer, the Servicer or the Seller except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank.

                           (C)  All  property   delivered   to  the   Securities
                  Intermediary pursuant to this Agreement will be credited upon receipt of such property to the appropriate Designated Account.

                           (D) Each item of property (whether investments, investment property, Financial Asset, security, instrument or cash) credited to a Designated Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC.

                           (E) If at any time the Securities  Intermediary shall
                  receive any order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to the Designated Accounts, the Securities Intermediary shall comply with such order without further consent by the Trust, the Servicer, the Seller or any other Person.

                           (F) The Designated  Accounts shall be governed by the
                  laws of the State of New York, regardless of any provision in any other agreement. For purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Designated Accounts (as well as the Security Entitlements related thereto) shall be governed by the laws of the State of New York.

                           (G) The Securities Intermediary has not entered into,
                  and until the termination of this Agreement will not enter into, any agreement with any other Person relating to the Designated Accounts and/or any Financial Assets or other property credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section

                  8-102(a)(8) of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Issuer, the Seller, the Servicer or the Indenture Trustee purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 5.01(b)(ii)(E) hereof.

                           (H) Except for the claims and interest of the Indenture Trustee in the Designated Accounts, the Securities Intermediary has no knowledge of claims to, or interests in, the Designated Accounts or in any Financial Asset credited thereto. If any other Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Designated Accounts or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Indenture Trustee, the Servicer and the Issuer thereof.

                           (I) The  Securities  Intermediary  will promptly send
                  copies of all statements, confirmations and other correspondence concerning the Designated Accounts and/or any Designated Account Property simultaneously to each of the Servicer and the Indenture Trustee, at the addresses set forth in Appendix B to this Agreement.

                           (J) The Indenture Trustee shall maintain each item of
                  Designated Account Property in the particular Designated Account to which such item originated and shall not commingle items from different Designated Accounts.

             (iii) The Servicer shall have the power, revocable by the Indenture Trustee (or by the Owner Trustee with the consent of the Indenture Trustee) to instruct the Indenture Trustee to make withdrawals and payments from the Designated Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

             (iv) The Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Designated Accounts and in all proceeds thereof (except Investment Earnings). Except as otherwise provided herein or in the Indenture, the Designated Accounts shall be under the exclusive dominion and control of the Indenture Trustee for the benefit of the Securityholders and the Indenture Trustee shall have sole signature power and authority with respect thereto.

             (v) The Servicer shall not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Designated Accounts unless the security interest granted and perfected in such account shall continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Servicer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

         (c) Pursuant to the Trust Agreement, the Issuer shall possess all right, title and interest in and to all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof (except Investment Earnings). Except as otherwise provided herein or in the Trust Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Owner Trustee (or the Seller on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Certificate Distribution Account.

         (d) The  Indenture   Trustee,   the  Owner  Trustee,   the  Securities
Intermediary and each other Eligible Deposit Institution with whom a Designated Account or the Certificate Distribution Account is maintained waives any right of set-off, counterclaim, security interest or bankers' lien to which it might otherwise be entitled.

         (e) At any time that each Monthly Remittance Condition is satisfied, then (x) Payments Ahead need not be remitted to and deposited in the Payment Ahead Servicing Account but instead may be remitted to and held by the Servicer and (y) the Servicer shall not be required to segregate or otherwise hold separate any Payments Ahead, but the Servicer shall be required to remit Applied Payments Ahead to the Collection Account in accordance with Section 4.06(b)(ii). The Servicer shall promptly notify the Indenture Trustee if any Monthly Remittance Condition ceases to be satisfied such that the Payments Ahead will not be remitted in accordance with the prior sentence. Commencing with the first day of the first Monthly Period that begins at least two Business Days after the day on which any Monthly Remittance Condition ceases to be satisfied, the Servicer shall deposit in the Payment Ahead Servicing Account the amount of any Payments Ahead then held by it, and thereafter, for so long as a Monthly Remittance Condition continues to be unsatisfied, the Servicer shall deposit any additional Payments Ahead in the Payments Ahead Servicing Account within two Business Days after receipt thereof. Notwithstanding the foregoing, if a Monthly Remittance Condition is unsatisfied the Servicer may utilize, with respect to the Payments Ahead, an alternative remittance schedule (which may include a remittance schedule utilized by the Servicer at a time when the Monthly Remittance Conditions were satisfied), if the Servicer provides to the Indenture Trustee written confirmation from the Rating Agencies that such alternative remittance schedule will not result in the downgrading or withdrawal by the Rating Agencies of the ratings then assigned to the Notes and the Certificates. Neither the Indenture Trustee nor the Owner Trustee shall be deemed to have knowledge of any Servicer Default unless such trustee has received notice of such event or circumstance from the other trustee, the Seller or the Servicer in an officer's certificate or from Certificateholders whose Certificates evidence not less than 25% of the Voting Interests as of the close of the preceding Distribution Date or from Noteholders whose Notes evidence not less than 25% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date or unless a Responsible Officer in the Corporate Trust Office of the Indenture Trustee with knowledge hereof and familiarity herewith has actual knowledge of such event or circumstance.

         Section 5.02 Collections. If a Monthly Remittance Condition is not satisfied, commencing with the first day of the first Monthly Period that begins at least two Business Days after the day on which any Monthly Remittance Condition ceases to be satisfied, the Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors (including Payments Ahead in accordance with Section 5.01(e)) on the Receivables and all Liquidation Proceeds within two Business Days after receipt thereof. Notwithstanding the foregoing, if a Monthly Remittance Condition is unsatisfied, the Servicer may utilize an alternative remittance schedule (which may include a remittance schedule utilized by the Servicer at a time when the Monthly Remittance Conditions were satisfied), if the Servicer provides to the Indenture Trustee written confirmation from the Rating Agencies that such alternative remittance schedule will not result in the downgrading or withdrawal by the Rating Agencies of the ratings then assigned to the Notes or the Certificates. At all times when all Monthly Remittance Conditions are satisfied, the Servicer (i) shall not be required to segregate or otherwise hold separate any Payments Ahead remitted to the Servicer and (ii) shall remit collections received during a Monthly Period to the Collection Account in immediately available funds on or before the related Distribution Date (or in the case of amounts payable to the Swap Counterparty pursuant to Section 4.06(c)(ii), if any, on or before the Business Day preceding the Distribution Date).

         Section 5.03 Investment Earnings and Supplemental Servicing Fees. The Servicer shall be entitled to receive all Investment Earnings and Supplemental Servicing Fees when and as paid without any obligation to the Owner Trustee, the Indenture Trustee or the Seller in respect thereof. The Servicer will have no obligation to deposit any such amount in any account established hereunder. To the extent that any such amount shall be held in any account held by the Indenture Trustee or the Owner Trustee, or otherwise established hereunder, such amount will be withdrawn therefrom and paid to the Servicer upon presentation of a certificate signed by a Responsible Officer of the Servicer setting forth, in reasonable detail, the amount of such Investment Earnings or Supplemental Servicing Fees.

         Section 5.04      Monthly Advances.

         (a) Subject to the following sentence, as of the last day of each Monthly Period, with respect to each Scheduled Interest Receivable (other than an Administrative Receivable or a Warranty Receivable), if there is a shortfall in the Scheduled Payment remaining after application of the Deferred Prepayment pursuant to the last sentence of Section 3.11(a) of the Pooling and Servicing Agreement, the Servicer shall advance an amount equal to such shortfall (such amount, a "Scheduled Interest Advance"). The Servicer shall be obligated to make a Scheduled Interest Advance in respect of a Scheduled Interest Receivable only to the extent that the Servicer, in its sole discretion, shall determine that such advance shall be recoverable from subsequent collections or recoveries on any Receivable. The Servicer shall be reimbursed for Outstanding Scheduled Interest Advances with respect to a Receivable from the following sources with respect to such Receivable, in each case as set forth in the Pooling and Servicing Agreement: (i) subsequent payments by or on behalf of the Obligor,
(ii) collections of Liquidation Proceeds, and (iii) the Warranty Payment. At such time as the Servicer shall determine that any Outstanding Scheduled Interest Advances with respect to any Scheduled Interest Receivable shall not be recoverable from payments with respect to such Receivable, the Servicer shall be reimbursed from any collections made on other Receivables held by the Issuer.

         (b) As of the last day of each Monthly Period, the Servicer shall advance an amount equal to the excess, if any, of (i) the amount of interest that would be due during such Monthly Period on all Simple Interest Receivables held by the Issuer (assuming that the payment on each such Receivable was received on its respective due date) over (ii) all payments received during such Monthly Period on all Simple Interest Receivables held by the Issuer to the extent allocable to interest (such excess, a "Simple Interest Advance"). In addition, Liquidation Proceeds with respect to a Simple Interest Receivable allocable to accrued and unpaid interest thereon (but not including interest for the then current Monthly Period) shall be paid to the Servicer but only to the extent of any Outstanding Simple Interest Advances. The Servicer shall not make any advance with respect to principal of any Simple Interest Receivable. Excess Simple Interest Collections shall be paid to the Servicer as provided in Section 3.11(b) of the Pooling and Servicing Agreement.

         Section 5.05 Servicer Liquidity Advance. If, on a Targeted Final Distribution Date for any class of Class A Notes, there is a binding agreement for the sale of an interest in the Variable Pay Term Notes to be issued on such Targeted Final Distribution Date and the Servicer determines that the proceeds from such sale will not be received by the Trust on that Targeted Final Distribution Date in time to make payments on the Notes on or before such Targeted Final Distribution Date, the Servicer may, in its sole discretion, make a liquidity advance in an amount equal to the expected proceeds if it determines, in its sole discretion, that it has received reasonable assurances from the purchaser of an interest in the Variable Pay Term Notes to the effect that the full amount of the expected proceeds will be delivered within two Business Days after such Targeted Final Distribution Date (such advance, a "Servicer Liquidity Advance"). If the Servicer makes a Servicer Liquidity Advance, it will be immediately reimbursed for the advance upon receipt of the purchase price for the related Variable Pay Term Notes or an interest therein. If such purchase price for such Variable Pay Term Notes, or an interest therein, is not paid within two Business Days after the applicable Targeted Final Distribution Date, the Servicer will have the right to be reimbursed out of collections on the Receivables as and when received by the Servicer and such Variable Pay Term Notes, if issued, will be canceled.

         Section 5.06 Additional Deposits. The Servicer shall deposit in the Collection Account the aggregate Monthly Advances pursuant to Sections 5.04(a) and (b) and the aggregate amounts to be paid to the Issuer pursuant to Section
3.03 of the Pooling and Servicing Agreement. The Servicer and the Seller shall deposit in the Collection Account the aggregate Administrative Purchase Payments and Warranty Payments with respect to Administrative Receivables and Warranty Receivables, respectively. All such deposits with respect to a Monthly Period shall be made in immediately available funds on or before the Distribution Date related to such Monthly Period (or, to the extent such funds are necessary to make payments due, if any, under the Interest Rate Swap for the related Monthly Period, on or before the Business Day preceding the Distribution Date).

                                   SECTION VI
                       LIABILITIES OF SERVICER AND OTHERS

         Section 6.01      Liability of Servicer; Indemnities.

         (a) The Servicer shall be liable in accordance with this Agreement only to the extent of the obligations in this Agreement and the Pooling and Servicing Agreement specifically undertaken by the Servicer. Such obligations shall include the following:

             (i) The Servicer shall defend, indemnify and hold harmless the Indenture Trustee, the Owner Trustee, the Issuer, the Noteholders and the Certificateholders from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any affiliate thereof of any Financed Vehicle;

             (ii) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee, the Owner Trustee and the Issuer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuer or the issuance and original sale of the Notes and the Certificates, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Notes or the Certificates, or any fees or other compensation payable to any such Person) and costs and expenses in defending against the same;

             (iii) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee, the Owner Trustee, the Issuer, the Noteholders and the Certificateholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Indenture Trustee, the Owner Trustee, the Issuer, the Noteholders or the Certificateholders through the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement or any other Basic Document or by reason of reckless disregard of its obligations and duties under this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement; and

             (iv)  The Servicer  shall  indemnify,  defend and hold harmless the Indenture Trustee and the Owner Trustee, and their respective agents and servants, from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with (x) in the case of the Owner Trustee, the Indenture Trustee's performance of its duties under the Indenture or any other Basic Document, (y) in the case of the Indenture Trustee, the Owner Trustee's performance of its duties under the Trust Agreement or (z) the acceptance, administration or performance by, or action or inaction of, the Indenture Trustee or the Owner Trustee, as applicable, of the trusts and duties contained in this Agreement, the Basic Documents, the Indenture (in the case of the Indenture Trustee), including the administration of the Trust Estate, and the Trust Agreement (in case of the Owner Trustee), including the administration of the Owner Trust Estate, except in each case to the extent that such cost, expense, loss, claim, damage or liability: (A) is due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Person indemnified, (B) to the extent otherwise payable to the Indenture Trustee, arises from the Indenture Trustee's breach of any of its representations or warranties in Section 6.13 of the Indenture, (C) to the extent otherwise payable to the Owner Trustee, arises from the Owner Trustee's breach of any of its representations or warranties set forth in Section 6.6 of the Trust Agreement, or (D) shall arise out of or be incurred in connection with the performance by the Indenture Trustee of the duties of successor Servicer hereunder.

         (b) Indemnification under this Section 6.01 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Section 6.01 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

         Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of the Servicer. Any corporation or other entity (a) into which the Servicer may be merged or consolidated, (b) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, (c) succeeding to the business of the Servicer, or (d) more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned directly or indirectly by General Motors and which is otherwise servicing the Seller's receivables, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement and the Pooling and Servicing Agreement, shall be the successor to the Servicer under this Agreement and the Pooling and Servicing Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement or in the Pooling and Servicing Agreement to the contrary notwithstanding. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this
Section 6.02 to the Rating Agencies.

         Section 6.03      Limitation on Liability of Servicer and Others.

         (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as specifically provided in this Agreement and in the Pooling and Servicing Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement. The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement or the Pooling and Servicing Agreement.

         (b) The Servicer and any director or officer or employee or agent of the Servicer shall be reimbursed by the Indenture Trustee or the Owner Trustee, as applicable, for any contractual damages, liability or expense (including, without limitation, any obligation of the Servicer to the Indenture Trustee or the Owner Trustee, as applicable, pursuant to Section 6.01(a)(iv)(x) or (y)) incurred by reason of such trustee's willful misfeasance, bad faith or gross negligence (except errors in judgment) in the performance of such trustee's duties under this Agreement, the Indenture or the Trust Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

         (c) Except as provided in this Agreement or in the Pooling and Servicing Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Receivables in accordance with this Agreement and the Pooling and Servicing Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement or the Pooling and Servicing Agreement and the rights and duties of the parties to this Agreement or the Pooling and Servicing Agreement and the interests of the Noteholders and the Certificateholders under this Agreement and the Pooling and Servicing Agreement, the interests of the Noteholders under the Indenture and the interests of the Certificateholders under the Trust Agreement. In such event, the legal expenses and costs for such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to be reimbursed therefor.

         (d) The Applicable Trustee shall distribute out of the Collection Account on a Distribution Date any amounts permitted for reimbursement pursuant to Section 6.03(c) not therefor reimbursed; provided, however, that the Applicable Trustee shall not distribute such amounts if the amount on deposit in the Reserve Account (after giving effect to all deposits and withdrawals pursuant to Sections 4.06(b) and (c) and Section 4.07(e), on such Distribution
Date) is greater than zero but less than the Specified Reserve Account Balance for such Distribution Date.

         Section 6.04 Delegation of Duties. So long as GMAC acts as Servicer, the Servicer may, at any time without notice or consent, delegate any duties under this Agreement or under the Pooling and Servicing Agreement to any corporation or other Person more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned, directly or indirectly, by General Motors. The Servicer may at any time perform specific duties as Servicer through sub-contractors who are in the business of servicing automotive receivables; provided, however, that no such delegation shall relieve the Servicer of its responsibility with respect to such duties.

         Section  6.05  Servicer  Not to Resign.  Subject to the  provisions  of
Section 7.02, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement and the Pooling and Servicing Agreement as Servicer except upon determination that the performance of its duties under this Agreement or under the Pooling and Servicing Agreement, as the case may be, is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Owner Trustee. No such resignation shall become effective until the Indenture Trustee or a successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 7.02.

                                   ARTICLE VII
                                     DEFAULT

         Section 7.01 Servicer Defaults. Each of the following shall constitute a "Servicer Default":

         (a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Designated Accounts or to the Owner Trustee for deposit in the Certificate Distribution Account any required payment or to direct the Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for a period of five Business Days after written notice is received by the Servicer from the Indenture Trustee or the Owner Trustee or after discovery of such failure by an officer of the Servicer;

         (b) failure on the part of the Seller or the Servicer to duly observe or perform in any material respect any other covenants or agreements of the Seller or the Servicer set forth in this Agreement, the Pooling and Servicing Agreement, the Indenture or the Trust Agreement which failure (i) materially and adversely affects the rights of Noteholders or Certificateholders, and (ii) continues unremedied for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller or the Servicer, as applicable, by the Indenture Trustee or the Owner Trustee, or to the Seller or the Servicer, as applicable, and to the Indenture Trustee or the Owner Trustee by Noteholders whose Notes evidence not less than 25% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date or by Certificateholders whose Certificates evidence not less than 25% of the Voting Interests as of the close of the preceding Distribution Date;

         (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for the Seller or the Servicer, in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

         (d) the consent by the Seller or the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Seller or the Servicer or of or relating to substantially all of their respective property; or the Seller or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

         Section 7.02 Consequences of a Servicer Default. If a Servicer Default shall occur and be continuing, either the Indenture Trustee or the Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date (or, if the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, by the Owner Trustee or Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date) by notice then given in writing to the Servicer and the Owner Trustee (and to the Indenture Trustee if given by the Noteholders or the Certificateholders) may terminate all of the rights and obligations of the Servicer under this Agreement and the Pooling and Servicing Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement and the Pooling and Servicing Agreement, whether with respect to the Notes, the Certificates or the Receivables or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this Section 7.02. The Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The Servicer agrees to cooperate with the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the Servicer under this Agreement and the Pooling and Servicing Agreement, including, without limitation, the transfer to the Indenture Trustee or the Owner Trustee for administration by it of all cash amounts that shall at the time be held by the Servicer for deposit, or that shall have been deposited by the Servicer in the Collection Account, the Note Distribution Account, the Certificate Distribution Account or the Payment Ahead Servicing Account or thereafter received with respect to the Receivables and all Payments Ahead that shall at that time be held by the Servicer. In addition to any other amounts that are then payable to the Servicer under this Agreement, the Servicer shall be entitled to receive from the successor Servicer reimbursements for any Outstanding Monthly Advances made during the period prior to the notice pursuant to this Section 7.02 which terminates the obligation and rights of the Servicer under this Agreement.

         Section 7.03 Indenture Trustee to Act; Appointment of Successor. On and after the time the Servicer receives a notice of termination pursuant to Section 7.02, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the Pooling and Servicing Agreement and the transactions set forth or provided for in this Agreement and the Pooling and Servicing Agreement, and shall be subject to all the responsibilities, restrictions, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of this Agreement and the Pooling and Servicing Agreement. As compensation therefor, the Indenture Trustee shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if no such notice of termination had been given including, but not limited to, the Total Servicing Fee, Investment Earnings and Supplemental Servicing Fees. Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, a successor
(i) having a net worth of not less than $100,000,000, (ii) a long-term unsecured debt rating from Moody's Investors Service, Inc. of at least Baa3 (unless such requirement is expressly waived by Moody's Investors Service, Inc.) and (iii) whose regular business includes the servicing of automotive receivables, as the successor to the Servicer under this Agreement and the Pooling and Servicing Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement and the Pooling and Servicing Agreement. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Receivables as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement and the Pooling and Servicing Agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement and the Pooling and Servicing Agreement, as shall be necessary to effectuate any such succession.

         Section 7.04 Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VII, the Indenture Trustee shall give prompt written notice thereof to the Noteholders and the Rating Agencies and the Owner Trustee shall give prompt written notice thereof to the Certificateholders.

         Section 7.05 Waiver of Past Defaults. Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date (or, if all of the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date) may, on behalf of all Noteholders and Certificateholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Pooling and Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 7.06 Repayment of Advances. If the identity of the Servicer shall change, the predecessor Servicer shall be entitled to receive, to the extent of available funds, reimbursement for Outstanding Monthly Advances pursuant to Section 5.04 in the manner specified in Section 4.06 with respect to all Monthly Advances made by such predecessor Servicer and reimbursement for Servicer Liquidity Advances pursuant to Section 5.05 in the manner specified in
Section 5.05 with respect to all Servicer Liquidity Advances made by such predecessor Servicer.

                                  ARTICLE VIII
                                   TERMINATION

         Section 8.01 Optional Purchase of All Receivables; Insolvency of Seller; Termination of Trust.

         (a) The Servicer shall have the option to purchase the assets of the Trust (other than the Designated Accounts and the Certificate Account) as of any date (the "Optional Purchase Date") which is the last day of any Monthly Period as of which the Aggregate Principal Balance is 10% or less of the Aggregate Amount Financed. To exercise such option, the Servicer shall (i) furnish to the Issuer and the Indenture Trustee notice of its intention to exercise such option and of the Optional Purchase Date (such notice to be furnished not later than 25 days prior to the Distribution Date related to such Optional Purchase Date) and
(ii) deposit in the Collection Account an amount equal to the aggregate Administrative Purchase Payments for the Receivables (including Liquidating Receivables), plus the appraised value of any other property held by the Trust (less the Liquidation Expenses to be incurred in connection with the recovery thereof), provided, that such amount (when added to any funds then on deposit in the Designated

Accounts and the Certificate Distribution Account) must be at least equal to the aggregate Redemption Price of the outstanding Notes to be redeemed and the Certificate Balance plus accrued and unpaid interest on all Certificates to be retired early with such proceeds on the Distribution Date related to the Monthly Period in which such option is exercised plus any amount payable to the Swap Counterparty on such Distribution Date. Such appraised value shall be determined by an appraiser mutually satisfactory to the Servicer, the Owner Trustee and the Indenture Trustee. The Servicer shall make such deposit in immediately available funds on the Distribution Date related to the Optional Purchase Date, except that if any Monthly Remittance Condition is not satisfied on the Optional Purchase Date, such deposit shall instead be made on the Optional Purchase Date. Upon the making of such deposit, the Servicer shall succeed to all interests in and to the Trust (other than the Designated Accounts and the Certificate Account).

         (b) Upon any sale or other disposition of the assets of the Trust pursuant to Article V of the Indenture (an "Event of Default Sale"), the Servicer shall instruct the Applicable Trustee to deposit into the Collection Account from the proceeds of such disposition the amount specified in clause SECOND of Section 5.4(b) of the Indenture (the "Event of Default Proceeds"). On the Distribution Date on which the Event of Default Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Servicer shall instruct the Applicable Trustee to make the following deposits (after the application on such Distribution Date of the Available Principal and the Available Interest and funds on deposit in the Reserve Account pursuant to Sections 4.06 and 4.07) from the Event of Default Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence) in the following priority:

             (i)   to the Swap Counterparty, the net amount, if any, then due to the Swap  Counterparty  under the Interest  Rate Swap  (exclusive of
         payments  due  to  the  Swap   Counterparty  in  respect  of  an  Early
         Termination Date under the Interest Rate Swap);

             (ii) second, to (a) the Note Distribution Account in respect of the Aggregate Noteholders' Interest Distributable Amount and (b) to the Swap Counterparty in respect of any payments due to the Swap Counterparty in connection with any Early Termination Date of the Interest Rate Swap, allocated between the Note Distribution Account and the Swap Counterparty in proportion to the amounts owing to the Swap Counterparty in connection with such Early Termination Date and in respect of the Aggregate Noteholders' Interest Distributable Amount;

             (iii) to the Note Distribution Account, any portion of the Aggregate Noteholders' Interest Distributable Amount not otherwise deposited into the Note Distribution Account on such Distribution Date for payment of interest on the Notes;

             (iv) to the Note Distribution Account, an amount equal to the Note Principal Balance of the Notes (after giving effect to the reduction in the Aggregate Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution Date) for payment of principal of the Notes;

             (v) to the Certificate Distribution Account, any portion of the Certificateholders' Interest Distributable Amount not otherwise
         deposited   into  the   Certificate   Distribution   Account   on  such
         Distribution Date for payment of interest on the Certificates; and

             (vi) to the Certificate Distribution Account, an amount equal to the Certificate Balance of the Certificates (after giving effect to the reduction therein to result from the deposits made in the Certificate Distribution Account on such Distribution Date and on each prior Distribution Date) for payment of the Certificate Balance on the Certificates.

Subject to Section 5.01(b), any investments on deposit in the Reserve Account which shall not mature on or before such Distribution Date shall be sold by the Indenture Trustee at such time as shall result in the Indenture Trustee receiving the proceeds from such sale not later than such Distribution Date. Any Event of Default Proceeds remaining after the deposits described above shall be paid to the Seller.

         (c) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

         (d) Following the satisfaction and discharge of the Indenture with respect to the Notes, and the payment in full of the principal and interest on the Notes, the Certificateholders shall succeed to the rights of the Noteholders hereunder and the Owner Trustee shall succeed to the rights of, and assume the obligations (other than those under Section 7.03 which shall remain obligations of the Indenture Trustee) of, the Indenture Trustee pursuant to this Agreement (subject to the continuing obligations of the Indenture Trustee set forth in Section 4.4 of the Indenture).

         (e) After indefeasible payment in full to the Indenture Trustee, the Owner Trustee, the Swap Counterparty, the Noteholders, the Certificateholders and the Servicer of all amounts required to be paid under this Agreement, the Indenture, the Interest Rate Swap and the Trust Agreement (including as contemplated by this Section 8.01), (i) any amounts on deposit in the Reserve Account, the Payment Ahead Servicing Account and the Collection Account (after all other distributions required to be made from such accounts have been made and provision for the payment of all liabilities of the Trust as required by
Section 3808 of the Business Trust Statute) shall be paid to the Seller and (ii) any other assets remaining in the Trust shall be distributed to the Seller.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

         Section 9.01      Amendment.

         (a) This Agreement may be amended by the Seller, the Servicer and the Owner Trustee with the consent of the Indenture Trustee, but without the consent of any of the Financial Parties, (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Basic Documents, (iii) to add or supplement any credit enhancement for the benefit of the Noteholders of any class or the Certificateholders ( provided that if any such addition shall affect any class of Noteholders or Certificateholders differently than any other class of Noteholders or Certificateholders, then such addition shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any class of Noteholders or the Certificateholders), (iv) add to the covenants, restrictions or obligations of the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or (v) add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Financial Parties.

         (b) This Agreement may also be amended from time to time by the Seller, the Servicer and the Owner Trustee with the consent of the Indenture Trustee, the consent of Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date, the consent of Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date, (which consent, whether given pursuant to this Section 9.01 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Note or Certificate and of any Note or Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Note or Certificate) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate, the Interest Rate for any class of Notes, the Pass Through Rate or the Specified Reserve Account Balance or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Notes and Certificates then outstanding.

         (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent to the Rating Agencies.

         (d) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Financial Party.

         (e) It shall not be necessary for the consent of Noteholders or Certificateholders pursuant to Section 9.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders or Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by
Noteholders and Certificateholders shall be subject to such reasonable requirements as the Indenture Trustee or the Owner Trustee may prescribe, including the establishment of record dates pursuant to paragraph number 2 of the Depository Agreements.

         (f) Prior to the execution of any amendment to this Agreement, the Indenture Trustee and the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 9.02(i). The Indenture Trustee and the Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects such trustee's own rights, duties or immunities under this Agreement or otherwise.

         (g) Each of GMAC and the Seller agrees that such Person shall not amend or agree to any amendment of the Pooling and Servicing Agreement unless such amendment would be permissible under the terms of this Section 9.01 as if this
Section 9.01 were contained in the Pooling and Servicing Agreement.

         Section 9.02      Protection of Title to Trust.

         (a) The Seller or the Servicer or both shall execute and file such financing statements and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Noteholders, the Certificateholders, the Indenture Trustee and the Owner Trustee under this Agreement in the Receivables and in the proceeds thereof. The Seller or the Servicer or both shall deliver (or cause to be delivered) to the Indenture Trustee and the Owner Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph
(a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Indenture Trustee and the Owner Trustee at least 60 days prior written notice thereof.

         (c) Each of the Seller and the Servicer shall give the Indenture Trustee and the Owner Trustee at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

         (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each), and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account, Note Distribution Account, Certificate Distribution Account, Accumulation Account, and Payment Ahead Servicing Account and any Payments Ahead held by the Servicer in respect of such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any back-up archives) that refer to any Receivable indicate clearly that the Receivable is owned by the Issuer. Indication of the Issuer's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Receivable has been paid in full or repurchased by the Seller or purchased by the Servicer.

         (f) If at any time the Seller or the Servicer proposes to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable has been sold and is owned by the Issuer unless such Receivable has been paid in full or repurchased by the Seller or purchased by the Servicer.

         (g) The Servicer shall permit the Indenture Trustee and the Owner Trustee and their respective agents at any time to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivables then or previously included in the Owner Trust Estate.

         (h) The Servicer shall furnish to the Indenture Trustee and the Owner Trustee at any time upon request a list of all Receivables then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Accountings furnished before such request indicating removal of Receivables from the Trust. Upon request, the Servicer shall furnish a copy of any such list to the Seller. The Indenture Trustee, the Owner Trustee and the Seller shall hold any such list and the Schedule of Receivables for examination by interested parties during normal business hours at their respective offices located at the addresses specified in
Section 9.03.

         (i) The Servicer shall deliver to the Indenture Trustee and the Owner Trustee promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Indenture Trustee and the Owner Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest.

         (j) To the extent required by law, the Seller shall cause the Notes and the Certificates to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934 within the time periods specified in such sections.

         Section 9.03 Notices. All demands, notices and communications upon or to the Seller, the Servicer, the Indenture Trustee, the Owner Trustee or the Rating Agencies under this Agreement shall be delivered as specified in Appendix B hereto.

         Section 9.04 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 9.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

         Section 9.06 Assignment. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by the Seller without the prior written consent of Noteholders whose Notes evidence not less than 66% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date and of Certificateholders whose Certificates evidence not less than 66% of the Voting Interests as of the close of the preceding Distribution Date. The Seller shall provide notice of any such assignment to the Rating Agencies.

         Section 9.07 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent expressly provided herein, the Noteholders, the Certificateholders, the Swap Counterparty and their respective successors and permitted assigns. The Swap Counterparty shall be a third-party beneficiary to this Agreement only to the extent that it has any rights specified herein or rights with respect to this Trust Sale and Servicing Agreement specified under the Swap Counterparty Rights Agreement. Except as otherwise provided in Section 6.01, the Swap Counterparty Rights Agreement, or in this Article IX, no other person shall have any right or obligation hereunder.

         Section 9.08 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 9.09 Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

         Section 9.10 Assignment to Indenture Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer pursuant to the Indenture for the benefit of the Noteholders and (only to the extent expressly provided in the Indenture) the Certificateholders of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

         Section 9.11 No Petition Covenants. Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the final distribution with respect to the Notes and the Certificates to the Note Distribution Account or the Certificate Distribution Account, as applicable, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

         Section 9.12 Limitation of Liability of Indenture Trustee and Owner Trustee.

         (a) Notwithstanding anything contained herein to the contrary, this Agreement has been acknowledged and accepted by The First National Bank of Chicago not in its individual capacity but solely as Indenture Trustee and in no event shall The First National Bank of Chicago have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Bankers Trust (Delaware) not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Bankers Trust (Delaware) in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

         Section 9.13 Tax Treatment. The Servicer covenants that for all tax purposes the Servicer shall regard and treat the Notes and the Certificates in a manner consistent with the agreements (i) among the Seller, the Owner Trustee and the Certificateholders in Section 2.11 of the Trust Agreement and (ii) among the Seller, the Indenture Trustee and the Noteholders in Section 2.14 of the Indenture.

         Section 9.14 Furnishing Documents. The Indenture Trustee shall furnish to Noteholders, promptly upon receipt of a written request therefor, copies of the Pooling and Servicing Agreement, the Administration Agreement, the Custodian Agreement, the Trust Agreement, the Indenture and this Agreement.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                            CAPITAL AUTO RECEIVABLES

                                      ASSET TRUST 2000-1

                                 By:  BANKERS TRUST (DELAWARE), not in its
                                      individual capacity but solely as
                                      Owner Trustee on behalf of the
                                      Trust,

                                 By:   /S/ RAYMOND DELLICOLLI
                                       --------------------------------------
                                       Name:  Raymond DelliColli
                                              Attorney-in-Fact

                                 CAPITAL AUTO RECEIVABLES, INC.,
                                 Seller

                                 By:  /S/     C. A. ONDRICK
                                 --------------------------------------
                                 Name:   C. A. Ondrick
                                 Title:  Manager - Securitization


                                 GENERAL MOTORS ACCEPTANCE CORPORATION


                                 By:  /S/     KAREN A. SABATOWSKI
                                     --------------------------------------
                                     Name:   Karen A. Sabatowski
                                     Title:  Director - Securitization and Cash
                                             Management

Acknowledged and Accepted:

BANK ONE, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee,


By:      /S/    STEVEN M. WAGNER
         ------------------------------
         Name:  Steven M. Wagner
         Title:

                                                                EXHIBIT A

                      LOCATIONS OF SCHEDULE OF RECEIVABLES

                     The Schedule of Receivables is on file
                               at the offices of:


                  1.       The Indenture Trustee

                  2.       The Owner Trustee

                  3.       General Motors Acceptance Corporation

                  4.       Capital Auto Receivables, Inc.

                                                                    EXHIBIT 99.1

                                   APPENDIX A

                              PART I - DEFINITIONS

         All terms defined in this Appendix shall have the defined meanings when used in the Basic Documents, unless otherwise defined therein.

         ACCOUNTANTS' REPORT: The report described in SECTION 4.02 of the Trust Sale and Servicing Agreement.

         ACCUMULATION ACCOUNT: The account designated as such, established and maintained pursuant to SECTION 5.01(A)(V) of the Trust Sale and Servicing Agreement.

         ACCUMULATION AMOUNT: With respect to any Distribution Date, the aggregate amount of Undistributed Principal Amount deposited into the Accumulation Account prior to such Distribution Date and not previously applied to make payments on the Notes. On any Distribution Date which is a Targeted Final Distribution Date for a class of Class A Notes, except during a Sequential Amortization Period or after the Notes have been declared due and payable following an Event of Default, until all Events of Default have been cured or waived as provided in the Indenture, the Accumulation Amount, together with the Noteholders' Percentage of the Principal Distributable Amount for such Distribution Date and the expected Variable Pay Term Notes Issuance Proceeds, may not exceed the outstanding principal balance of that class of Class A Notes and the Variable Pay Term Notes as of the opening of business on that Distribution Date.

         ACT:  An Act as specified in SECTION 11.3(A) of the Indenture.

         ACTUAL PAYMENT: With respect to a Distribution Date and to a Scheduled Interest Receivable, all payments received by the Servicer from or for the account of the Obligor during the related Monthly Period (and, in the case of the first Monthly Period, all payments received by the Servicer from or for the account of the Obligor on or after the Cutoff Date) except for any Overdue Payments or Supplemental Servicing Fees. Actual Payments do not include Applied Payments Ahead.

         ADDITIONAL SERVICING: With respect to any Distribution Date, an amount (not less than zero) equal to the LESSER OF:

         (i)      the amount, if any, by which:

                  (A) the amount equal to the aggregate amount of the Basic Servicing Fee for such Distribution Date and all prior Distribution Dates EXCEEDS

                  (B) the aggregate amount of Additional Servicing paid to the Servicer on all prior Distribution Dates; AND

         (ii) the amount, if any, by which the amount on deposit in the Reserve Account on such Distribution Date (after giving effect to all deposits, withdrawals and payments affecting the

         Reserve Account other than Additional Servicing and payments to the Seller) EXCEEDS the Specified Reserve Account Balance.

For purposes of this definition, it is understood that Additional Servicing equals zero on any Distribution Date unless all payments described in SECTIONS 4.06(C)(II) through (VIII) of the Trust Sale and Servicing Agreement have been paid or provided for.

         ADMINISTRATION AGREEMENT: That certain Administration Agreement, dated as of the Closing Date, among GMAC, as Administrator, the Trust and the Indenture Trustee, as amended and supplemented from time to time.

         ADMINISTRATIVE PURCHASE PAYMENT: With respect to a Distribution Date and to an Administrative Receivable purchased as of the last day of a Monthly
Period:

         (i) in the case of a Scheduled Interest Receivable, a release of all claims for reimbursement of Scheduled Interest Advances made on such Receivable PLUS a payment equal to the SUM OF:

                  (A) the Scheduled Payments on such Receivable due after the last day of the related Monthly Period minus the Rebate,

                  (B) any  reimbursement  made  pursuant to the last sentence of
                  SECTION 5.04(A) of the Trust Sale and Servicing Agreement with respect to such Receivable; AND

                  (C) all past due Scheduled Payments with respect to which a Scheduled Interest Advance has not been made OR

         (ii) in the case of a Simple Interest Receivable, a payment equal to the Amount Financed MINUS that portion of all payments made by or on behalf of the related Obligor on or prior to the last day of the related Monthly Period allocable to principal.

         ADMINISTRATIVE RECEIVABLE: A Receivable which the Servicer is required to purchase pursuant to SECTION 3.08 of the Pooling and Servicing Agreement or which the Servicer has elected to repurchase pursuant to SECTION 8.01(A) of the Trust Sale and Servicing Agreement.

         ADMINISTRATOR: GMAC or any successor Administrator under the Administration Agreement.

         AFFILIATE: With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         AGENCY OFFICE:  The office of the Issuer maintained pursuant
SECTION 3.2 of the Indenture.

         AGGREGATE AMOUNT FINANCED: $2,193,832,649.58, which represents the aggregate of the Amount Financed under all of the Receivables.

         AGGREGATE NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT: With respect to any Distribution Date, the sum of (i) the Noteholders' Interest Distributable Amounts for all classes of Notes and (ii) the Noteholders' Interest Carryover Shortfall as of the close of the preceding Distribution Date.

         AGGREGATE NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT: With respect to any Distribution Date, the sum of (i) the Noteholders' Principal Distributable Amounts for all classes of Notes and (ii) the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date.

         AGGREGATE NOTE PRINCIPAL BALANCE: With respect to the close of a Distribution Date, the sum of the Note Principal Balances for all classes of Notes.

         AGGREGATE PRINCIPAL BALANCE: As of any date, the sum of the Principal Balances of all outstanding Receivables (other than Liquidating Receivables) held by the Trust on such date.

         AMOUNT FINANCED: With respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed
Vehicle, including accessories, insurance premiums, service and warranty contracts and other items customarily financed as part of retail automobile instalment sale contracts and related costs, LESS:

         (i) (A) in the case of a Scheduled Interest Receivable, payments due from the related Obligor prior to the Cutoff Date allocable to principal and (B) in the case of a Simple Interest Receivable, payments received from the related Obligor prior to the Cutoff Date allocable to principal AND

         (ii) any amount allocable to the premium for physical damage insurance covering the Financed Vehicle force-placed by the Servicer.

         ANNUAL PERCENTAGE RATE: With respect to a Receivable, the annual rate of finance charges stated in such Receivable.

         APPLICABLE TRUSTEE: So long as the Aggregate Note Principal Balance is greater than zero and the Indenture has not been discharged in accordance with its terms, the Indenture Trustee, and thereafter, the Owner Trustee.

         APPLIED PAYMENT AHEAD: With respect to a Distribution Date and to a Scheduled Interest Receivable on which the Actual Payment is less than the Scheduled Payment, the Deferred Prepayment to the extent the Scheduled Payment exceeds the Actual Payment.

         AUTHORIZED OFFICER: With respect to the Issuer, any officer or agent acting under power of attorney of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) or the power of attorney and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         AVAILABLE INTEREST: With respect to any Distribution Date, the SUM of the following amounts with respect to the related Monthly Period:

         (i) that portion of all collections on Receivables held by the Trust (other than Liquidating Receivables) allocable to interest or Prepayment Surplus (including, in the case of Scheduled Interest Receivables, the interest portion of Applied Payments Ahead but excluding Excess Payments made during such Monthly Period that are treated as Payments Ahead),

         (ii) Liquidation Proceeds to the extent allocable to interest in accordance with the Servicer's customary servicing procedures;

         (iii) all Simple Interest Advances;

         (iv) all Scheduled Interest Advances to the extent allocable to interest;

         (v) the net amount, if any, paid by the Swap Counterparty to the Trust pursuant to the Interest Rate Swap; and

         (vi) the Warranty Payment or the Administrative Purchase Payment for each Receivable that the Seller repurchased or the Servicer purchased during such Monthly Period to the extent allocable to accrued interest or Prepayment Surplus;

         LESS an amount equal to the SUM of the following amounts with respect to the related Monthly Period:

         (i) all amounts received on any Scheduled Interest Receivable (other than a Liquidating Receivable) to the extent of the Outstanding Scheduled Interest Advances allocable to interest with respect to such Receivable;

         (ii) all Liquidation Proceeds with respect to Scheduled Interest Receivables to the extent of the Outstanding Scheduled Interest Advances thereon allocable to interest;

         (iii) any Excess Simple Interest Collections; and

         (iv) Liquidation Proceeds with respect to Simple Interest Receivables allocable to accrued and unpaid interest thereon (but not including interest for the then current Monthly Period), but only to the extent of any Outstanding Simple Interest Advances.

         AVAILABLE PRINCIPAL: With respect to any Distribution Date, the SUM of the following amounts with respect to the related Monthly Period:

         (i) that portion of all collections on Receivables held by the Trust (other than Liquidating Receivables) allocable to principal (including, in the case of Scheduled Interest Receivables, the principal portion of Applied Payments Ahead but excluding Excess Payments made during such Monthly Period that are treated as Payments Ahead);

         (ii) Liquidation Proceeds to the extent allocable to principal in accordance with the Servicer's customary servicing procedures;

         (iii) all Scheduled Interest Advances to the extent allocable to principal;

         (iv) to the extent allocable to principal, the Warranty Payment or the Administrative Purchase Payment for each Receivable that the Seller repurchased or the Servicer purchased during such Monthly Period; and

         (v)   all Prepayments to the extent allocable to principal;

         LESS an amount equal to the SUM of the following amounts with respect to the related Monthly Period:

         (i) all amounts received on any Scheduled Interest Receivable (other than a Liquidating Receivable) to the extent of the Outstanding Scheduled Interest Advances allocable to principal with respect to such Receivable;

         (ii) all Liquidation Proceeds with respect to Scheduled Interest Receivables to the extent of the Outstanding Scheduled Interest Advances allocable to principal; and

         (iii) amounts representing reimbursement for Liquidation Expenses pursuant to SECTION 3.04 of the Pooling and Servicing Agreement.

         BASIC DOCUMENTS: The Certificate of Trust, the Certificate Depository Agreement, the Trust Agreement, the Pooling and Servicing Agreement, the Trust Sale and Servicing Agreement, the Triparty Agreement, the Custodian Agreement, the Administration Agreement, the Indenture, the Interest Rate Swap, the Swap Counterparty Rights Agreement and the Note Depository Agreement and the other documents and certificates delivered in connection therewith.

         BASIC SERVICING FEE: With respect to a Distribution Date, the basic fee payable to the Servicer for services rendered during the related Monthly Period, which shall be equal to one-twelfth (1/12th) of the Basic Servicing Fee Rate multiplied by the Aggregate Principal Balance of all Receivables held by the Trust as of the first day of such Monthly Period (or, for the first Distribution Date, the Aggregate Principal Balance as of the Closing Date).

         BASIC SERVICING FEE RATE:  1.0% per annum.

         BENEFIT PLAN: Any of (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA,
(ii) a plan described in Section 4975 (e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the Trust.

         BOOK-ENTRY CERTIFICATES: A beneficial interest in the Certificates, ownership and transfer of which shall be made through book entries by a Clearing Agency as described in SECTION 3.11 of the Trust Agreement.

         BOOK-ENTRY NOTES: A beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in SECTION 2.10 of the Indenture.

         BUSINESS DAY: Any day other than a Saturday, a Sunday or any other day on which banks in New York, New York; Detroit, Michigan; or Chicago, Illinois may, or are required to, remain closed.

         BUSINESS TRUST STATUTE: Chapter 38 of Title 12 of the Delaware Code, 12 DEL. CODEss. 3801 ET SEQ., as the same may be amended from time to time.

         CARI:  Capital Auto Receivables, Inc., a Delaware corporation.

         CERTIFICATE: Any one of the 7.28% Asset Backed Certificates executed by the Owner Trustee and authenticated by the Owner Trustee in substantially the form set forth in EXHIBIT A to the Trust Agreement.

         CERTIFICATE BALANCE: Initially, as of the Closing Date, $65,814,649.58 and, on any Distribution Date thereafter, will equal the initial Certificate Balance reduced by (i) all distributions in respect of the Certificate Balance actually made on or prior to such date to Certificateholders, (ii) the Noteholders' Principal Carryover Shortfall as of the close of the preceding
Distribution Date, and (iii) the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date.

         CERTIFICATE DEPOSITORY AGREEMENT: The Certificate Depository Agreement, dated as of the Closing Date, among the Trust, the Administrator and The Depository Trust Company (as the initial Clearing Agency), relating to the Certificates and substantially in the form set forth in Exhibit C to the Trust Agreement, as the same may be amended and supplemented from time to time.

         CERTIFICATE DISTRIBUTION ACCOUNT: The account, if any, designated as such, established and maintained pursuant to SECTION 5.1(A) of the Trust Agreement and SECTION 5.01(A)(III) of the Trust Sale and Servicing Agreement.

         CERTIFICATEHOLDER: A Person in whose name a Certificate is registered pursuant to the terms of the Trust Agreement.

         CERTIFICATEHOLDERS' INTEREST CARRYOVER SHORTFALL: As of the close of any Distribution Date, the excess of (i) the Certificateholders' Interest Distributable Amount for such Distribution Date over (ii) the amount that was actually deposited in the Certificate Distribution Account on such current Distribution Date in respect of interest on the Certificates.

         CERTIFICATEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT: With respect to any Distribution Date, the sum of (i) the Certificateholders' Monthly Interest Distributable Amount for such Distribution Date, (ii) the Certificateholders' Interest Carryover Shortfall as of the close of the preceding Distribution

Date and (iii) one month's interest at the Pass Through Rate on the sum of (a) any outstanding Noteholder's Principal Carryover Shortfall and (b) any outstanding Certificateholder's Principal Carryover Shortfall as of the close of business on the preceding Distribution Date.

         CERTIFICATEHOLDERS' MONTHLY INTEREST DISTRIBUTABLE AMOUNT: With respect to any Distribution Date, interest equal to one-twelfth of the Pass Through Rate multiplied by the Certificate Balance as of the close of the preceding Distribution Date (or, in the case of the first Distribution Date, interest at the Pass Through Rate multiplied by a fraction, the numerator of which is 26 and the denominator of which is 360 multiplied by the initial Certificate Balance).

         CERTIFICATEHOLDERS' MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT: With respect to any Distribution Date, the lesser of (i) the Certificateholders' Percentage of the Principal Distributable Amount for such Distribution Date and
(ii) the Certificate Balance as of the close of the preceding Distribution Date.

         CERTIFICATEHOLDERS' PERCENTAGE: With respect to any Distribution Date, 100% MINUS the Noteholders' Percentage.

         CERTIFICATEHOLDERS' PRINCIPAL CARRYOVER SHORTFALL: As of the close of any Distribution Date, the excess of (i) the Certificateholders' Principal Distributable Amount for such Distribution Date OVER (ii) the amount that was actually deposited in the Certificate Distribution Account on such current Distribution Date in respect of the Certificate Balance.

         CERTIFICATEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT: With respect to any Distribution Date, the SUM of:

         (i)   the LESSER of

               (A) the Certificateholders' Percentage of the Principal Distributable Amount and

               (B)  the Certificate Balance

         PLUS

         (ii) any outstanding Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date.

         CERTIFICATE  OF  TRUST:   The   certificate  of  trust  of  the  Issuer
substantially in the form of EXHIBIT B to the Trust Agreement to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

         CERTIFICATE OWNER: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         CERTIFICATE POOL FACTOR: With respect to any Distribution Date, a seven-digit decimal figure computed by the Servicer equal to the remaining Certificate Balance as of the close of such Distribution Date divided by the initial Certificate Balance.

         CERTIFICATE REGISTER:  The register of Certificates specified in
SECTION 3.4 of the Trust Agreement.

         CERTIFICATE REGISTRAR: The registrar at any time of the Certificate Register, appointed pursuant to SECTION 3.4(A) of the Trust Agreement.

         CLASS A NOTES: Together, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, and the Class A-5 Notes.

         CLASS A PERCENTAGE: With respect to a Distribution Date, the percentage equal to a fraction, the numerator of which is the outstanding principal balance of the Class A Notes and the denominator of which is the sum of the outstanding principal balance of the Class A Notes plus the outstanding principal balance of the Variable Pay Term Notes, in each case at the close of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date).

         CLASS A-1 NOTES: The Class A-1 6.52% Asset Backed Notes in the aggregate principal amount of $455,000,000 issued pursuant to the Indenture.

         CLASS A-2 NOTES: The Class A-2 6.81% Asset Backed Notes in the aggregate principal amount of $390,000,000 issued pursuant to the Indenture.

         CLASS A-3 NOTES: The Class A-3 6.96% Asset Backed Notes in the aggregate principal amount of $319,000,000 issued pursuant to the Indenture.

         CLASS A-4 NOTES: The Class A-4 7.00% Asset Backed Notes in the aggregate principal amount of $390,000,000 issued pursuant to the Indenture.

         CLASS A-5 NOTES: The Class A-5 7.07% Asset Backed Notes in the aggregate principal amount of $58,880,000 issued pursuant to the Indenture.

         CLEARING AGENCY: An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The initial Clearing Agency shall be The Depository Trust Company.

         CLEARING AGENCY PARTICIPANT: A securities broker, dealer, bank, trust company, clearing corporation or other financial institution or other Person for whom from time to time a Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

         CLOSING DATE: April 19, 2000.

         CODE: The Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder.

         COLLATERAL: The collateral specified in the Granting Clause of the Indenture.

         COLLECTION ACCOUNT: The account designated as such, established and maintained pursuant to SECTION 5.01(A)(I) of the Trust Sale and Servicing Agreement.

         CONTINGENT INTEREST RATE SWAP: The interest rate swap agreement, including all schedules and confirmations related thereto, between GMAC and the Trust, as executed and delivered on the Closing Date, as the same may become effective as provided in the Triparty Agreement or be amended, supplemented, renewed, extended or replaced from time to time.

         CORPORATE TRUST OFFICE: With respect to the Indenture Trustee or the Owner Trustee, the principal office at which at any particular time the corporate trust business of the Indenture Trustee or Owner Trustee, respectively, shall be administered, which offices at the Closing Date are located, in the case of the Indenture Trustee, at 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois, 60670-0126, Attn: Corporate Trust Division, and in the case of the Owner Trustee, at Montgomery Building, 1011 Centre Road, Suite 200, Wilmington, Delaware 19805, Attn: Corporate Trust Department.

         CURABLE SEQUENTIAL AMORTIZATION PERIOD: A Sequential Amortization Period which is not, or has not become, an Extended Sequential Amortization Period.

         CUSTODIAN: GMAC, as Servicer, or another custodian named from time to time in the Custodian Agreement.

         CUSTODIAN AGREEMENT: The Custodian Agreement, dated as of the Closing Date, between the Custodian and CARI, as amended or supplemented from time to time.

         CUTOFF DATE: April 1, 2000.

         DEALER: The seller of automobiles or light trucks that originated one or more of the Receivables and assigned the respective Receivable, directly or indirectly, to GMAC under an existing agreement between such seller and GMAC or between such seller and General Motors, as applicable.

         DEALER AGREEMENT: An existing agreement between GMAC and a Dealer with respect to a Receivable.

         DEFAULT: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         DEFERRED PREPAYMENT: With respect to the opening of business on a Distribution Date and to a Scheduled Interest Receivable, the amount, if any, held by the Servicer pursuant to SECTION 5.01(E) of the Trust Sale and Servicing Agreement or in the Payment Ahead Servicing Account with respect to such Receivable.

         DEFINITIVE CERTIFICATES: As defined in SECTION 3.11 of the Trust Agreement.

         DEFINITIVE NOTES: The Notes issued in the form of definitive notes pursuant to SECTION 2.12 or SECTION 2.15 of the Indenture.

         DEPOSITORY AGREEMENTS: Together, the Certificate Depository Agreement and the Note Depository Agreement.

         DESIGNATED ACCOUNT PROPERTY: The Designated Accounts, all cash, investments, Financial Assets, securities and investment property held from time to time in any Designated Account (whether in the form of deposit accounts, Physical Property, book-entry securities, Uncertificated Securities or otherwise), including the Reserve Account Initial Deposit, and all proceeds of the foregoing but excluding all Investment Earnings thereon.

         DESIGNATED ACCOUNTS: The Collection Account, the Note Distribution Account, the Accumulation Account and the Reserve Account, collectively.

         DETERMINATION DATE: The tenth day of each calendar month, or if such tenth day is not a Business Day, the next succeeding Business Day.

         DISTRIBUTION DATE: With respect to a Monthly Period, the 15th day of the next succeeding calendar month or, if such 15th day is not a Business Day, the next succeeding Business Day, commencing May 15, 2000.

         EARLY TERMINATION DATE: As defined in the Interest Rate Swap.

         ELIGIBLE DEPOSIT ACCOUNT: Either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

         ELIGIBLE INSTITUTION: Either (i) the corporate trust department of the Indenture Trustee or the Owner Trustee or (ii) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (A) which has either (1) a long-term unsecured debt rating acceptable to the Rating Agencies or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (B) whose deposits are insured by the FDIC.

         ELIGIBLE INVESTMENTS: Book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

         (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America;

         (ii) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby;

         (iii) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby;

         (iv) investments in money market or common trust funds having a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective affiliates is investment manager or advisor, so long as such fund shall have such rating);

         (v) bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above;

         (vi) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (A) a depository institution or trust company (acting as principal) described in clause (ii) or (B) a depository institution or trust company (x) the deposits of which are insured by FDIC or (y) the counterparty for which has a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations, the collateral for which is held by a custodial bank for the benefit of the Trust or the Indenture Trustee, is marked to market daily and is maintained in an amount that exceeds the amount of such repurchase obligation, and which requires liquidation of the collateral immediately upon the amount of such collateral being less than the amount of such repurchase obligation (unless the counterparty immediately satisfies the repurchase obligation upon being notified of such shortfall);

         (vii) commercial paper master notes having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations;

         (viii)(solely in the case of the Reserve Account) the Notes; and

         (ix)  any other investment permitted by each of the Rating Agencies,

in each case, other than as permitted by the Rating Agencies, maturing not later than the Business Day immediately preceding the next Distribution Date or (B) on such next Distribution Date if either (x) such investment is in the institution with which the Note Distribution Account or the Certificate

Distribution Account, as the case may be, is then maintained or (y) the Indenture Trustee (so long as the short-term unsecured debt obligations of the Indenture Trustee are rated at least P-1 by Moody's Investors Service, Inc. and A-1 by Standard & Poor's Ratings Services on the date such investment is made) shall advance funds on such Distribution Date to the Note Distribution Account or the Certificate Distribution Account, as the case may be, in the amount payable on such investment on such Distribution Date pending receipt thereof to the extent necessary to make distributions on the Notes or the Certificates, as the case may be, on such Distribution Date. The provisions in clauses (ii),
(iii), (iv), (vi) and (vii) above requiring that certain investments be rated in the highest investment category granted by each Rating Agency require (a) such rating from Fitch IBCA, Inc. only if Fitch IBCA, Inc. is then rating such investment and (b) such rating from Duff & Phelps Credit Rating Co. only if Duff & Phelps Credit Rating Co. is then rating such investment. For purposes of the foregoing, unless the Indenture Trustee objects at the time an investment is made, the Indenture Trustee shall be deemed to have agreed to make such advance with respect to such investment.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         EVENT OF DEFAULT:  An event described in SECTION 5.1 of the Indenture.

         EVENT OF DEFAULT PROCEEDS: As defined in SECTION 8.01(B) of the Trust Sale and Servicing Agreement.

         EVENT OF DEFAULT SALE: As defined in SECTION 8.01(B) of the Trust Sale and Servicing Agreement.

         EXCESS PAYMENT: With respect to a Distribution Date and a Scheduled Interest Receivable, the portion of an Actual Payment on such Receivable in excess of the Scheduled Payment thereon.

         EXCESS SIMPLE INTEREST COLLECTIONS: With respect to a Distribution Date, the excess, if any, of (i) all payments received during the related Monthly Period on all Simple Interest Receivables to the extent allocable to interest over (ii) the amount of interest that would be due during the related Monthly Period on all Simple Interest Receivables assuming that the payment on each such Receivable was received on its respective due date.

         EXCHANGE ACT:  The Securities Exchange Act of 1934, as amended.

         EXECUTIVE OFFICER: With respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

         EXPENSES:  The expenses described in SECTION 6.9 of the Trust
Agreement.

         EXTENDED SEQUENTIAL AMORTIZATION PERIOD: A Sequential Amortization Period (i) which commenced as a result of the termination of the Interest Rate Swap or (ii) which commenced as a result of a failure to pay the principal amount of a class of Class A Notes in full on its Targeted Final

Distribution Date and which has continued beyond the Targeted Final Distribution Date for a class of Class A Notes with the next highest numerical designation.

         FDIC:  Federal Deposit Insurance Corporation or any successor agency.

         FINAL SCHEDULED DISTRIBUTION DATE:

         (i) With respect to a class of Class A Notes, the Distribution Date in the month and year set forth below opposite such Notes:

                  Class A-1 Notes:          March 2002
                  Class A-2 Notes:          February 2003
                  Class A-3 Notes:          November 2003
                  Class A-4 Notes:          January 2005
                  Class A-5 Notes:          September 2005

         (ii) with respect to all classes of Variable Pay Term Notes, the Distribution Date in September 2005; and

         (iii) with respect to the Certificates, the Distribution Date in September 2005.

         FINANCED VEHICLE: An automobile or light truck, together with all accessories thereto, securing an Obligor's indebtedness under a Receivable.

         FINANCIAL ASSET: Has the meaning given such term in Article 8 of the New York UCC. As used herein, the Financial Asset "related to" a Security Entitlement is the Financial Asset in which the entitlement holder (as defined in Article 8 of the New York UCC) holding such Security Entitlement has the rights and property interest specified in Article 8 of the New York UCC.

         FINANCIAL PARTIES: The Noteholders, the Certificateholders and, so long as the Interest Rate Swap is in effect, the Swap Counterparty.

         FURTHER TRANSFER AND SERVICING AGREEMENT: As defined in the recitals to the Pooling and Servicing Agreement.

         GENERAL MOTORS:  General Motors Corporation, a Delaware corporation.

         GMAC:  General Motors Acceptance Corporation, a Delaware corporation.

         GMAC INTEREST RATE SWAP: The interest rate swap agreement, including all schedules and confirmations related thereto, between GMAC and the Swap Counterparty in effect on the Closing Date, as the same may be amended, supplemented, renewed, extended or replaced from time to time.

         GRANT: To mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon, a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of, the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         HOLDER: The Person in whose name a Note or Certificate is registered on the Note Register or the Certificate Register, as applicable.

         INDEMNIFIED PARTIES: The Persons specified in SECTION 6.9 of the Trust Agreement.

         INDENTURE: The Indenture, dated as of the Closing Date, between the Issuer and the Indenture Trustee, as amended and supplemented from time to time.

         INDENTURE TRUSTEE: Bank One, National Association, not in its individual capacity but solely as trustee under the Indenture, or any successor trustee under the Indenture.

         INDEPENDENT: When used with respect to any specified Person, that the Person (i) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         INDEPENDENT CERTIFICATE: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of SECTION 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

         INDIRECT PARTICIPANT: A securities broker, dealer, bank, trust company or other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant, either directly or indirectly.

         INITIAL AGGREGATE PRINCIPAL BALANCE: $2,193,832,649.58.

         INITIAL VARIABLE PAY TERM NOTE: The Variable Pay Term Note, Class 1, in the initial aggregate principal amount of $515,138,000, issued on the Closing Date.

         INSURANCE POLICY: With respect to a Receivable, an insurance policy covering physical damage, credit life, credit disability, theft, mechanical breakdown or similar event with respect to the related Financed Vehicle.

         INTERCOMPANY ADVANCE AGREEMENT: The Amended and Restated Intercompany Advance Agreement dated as of February 22, 1996 between CARI and GMAC, as amended and supplemented from time to time.

         INTEREST RATE:

         (i) With respect to each class of Class A Notes, the rate set forth below:

                           Class A-1 Notes:           6.52%
                           Class A-2 Notes:           6.81%
                           Class A-3 Notes:           6.96%
                           Class A-4 Notes:           7.00%
                           Class A-5 Notes:           7.07%

         (ii) With respect to the Initial Variable Pay Term Note, the rate equal to LIBOR plus 0.07%.

         (iii) With respect to each other class of Variable Pay Term Notes, on any Distribution Date, the rate equal to LIBOR plus the fixed percentage spread determined at the time of issuance based on market conditions but such spread will not exceed 2.5% as contemplated in
         SECTION 2.06(A) of the Trust Sale and Servicing Agreement.

Notwithstanding the above, on each Distribution Date after the termination of the Interest Rate Swap, the Interest Rate for all classes of Variable Pay Term Notes shall be 7.085%.

         INTEREST RATE SWAP: Collectively, the interest rate swap agreement, including all schedules and confirmations related thereto, between the Trust and the Swap Counterparty, in effect on the Closing Date, as the same may be amended, supplemented, renewed, extended or replaced from time to time. From and after the date, if any, on which the Contingent Interest Rate Swap becomes effective as provided in the Triparty Agreement, it shall constitute the "Interest Rate Swap" for all purposes under the Basic Documents.

         INVESTMENT COMPANY ACT: The Investment Company Act of 1940, as the same may be amended from time to time.

         INVESTMENT EARNINGS: Investment earnings on funds deposited in the Designated Accounts, the Payment Ahead Servicing Account and Certificate Distribution Account, net of losses and investment expenses.

         ISSUER: The party named as such in the Trust Sale and Servicing Agreement and in the Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

         ISSUER ORDER and ISSUER REQUEST: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         LIBOR: With respect to each Distribution Date other than the initial Distribution Date, the rate for deposits in U.S. Dollars for a period of one month which appears on Telerate Service Page 3750 as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the preceding Distribution Date. If the rate does not appear on that date on Telerate Service Page 3750 (or any other page as may replace that page on that service, or if that service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Seller), then LIBOR will be the Reference Bank Rate.

         LIBOR BUSINESS DAY: Any day other than a Saturday, Sunday or any other day on which banks in London are required or authorized to be closed.

         LIEN: Any security interest, lien, charge, pledge, equity, encumbrance or adverse claim of any kind other than tax liens, mechanics' liens and any liens that attach by operation of law.

         LIQUIDATING RECEIVABLE: A Receivable as to which the Servicer (i) has reasonably determined, in accordance with its customary servicing procedures, that eventual payment of amounts owing on such Receivable is unlikely, or (ii) has repossessed and disposed of the Financed Vehicle.

         LIQUIDATION EXPENSES: With respect to a Liquidating Receivable without recourse to a Dealer, $300.00 (or such greater amount as the Servicer determines necessary in accordance with its customary procedures to refurbish and dispense of a repurchased Financed Vehicle) as an allowance for amounts charged to the account of the Obligor, in keeping with the Servicer's customary procedures, for refurbishing and disposition of the Financed Vehicle and other out-of-pocket costs related to the liquidation; with respect to a Liquidating Receivable with recourse to a Dealer, $0.

         LIQUIDATION PROCEEDS: With respect to a Liquidating Receivable, all amounts realized with respect to such Receivable net of amounts that are required to be refunded to the Obligor on such Receivable.

         MATERIALITY OPINION: A written opinion of Kirkland & Ellis, Mayer, Brown & Platt or another nationally recognized law firm experienced in securitization matters reasonably acceptable to the Swap Counterparty, addressed to the Swap Counterparty and in form and substance reasonably satisfactory to the Swap Counterparty.

         MONTHLY ADVANCE: As of a Distribution Date, either a Scheduled Interest Advance or a Simple Interest Advance, or both, as applicable, in respect of the related Monthly Period.

         MONTHLY PERIOD: With respect to a Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         MONTHLY REMITTANCE CONDITION:  Each of the following conditions:

         (i)   GMAC is the Servicer,

         (ii) the rating of GMAC's short-term unsecured debt is at least A-1 by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, Inc., and

         (iii) a Servicer Default shall not have occurred and be continuing.

         NEW YORK UCC:  The UCC as in effect in the State of New York.

         NOTE DEPOSITORY: The depository from time to time selected by the Indenture Trustee on behalf of the Trust in whose name the Notes are registered prior to the issue of Definitive Notes. The first Note Depository shall be Cede & Co., the nominee of the initial Clearing Agency.

         NOTE DEPOSITORY AGREEMENT: The agreement, dated as of the Closing Date, among the Issuer, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency relating to the Notes, substantially in the form of EXHIBIT B to the Indenture, as the same may be amended and supplemented from time to time.

         NOTE DISTRIBUTION ACCOUNT: The account designated as such, established and maintained pursuant to SECTION 5.01(A)(II) of the Trust Sale and Servicing Agreement.

         NOTEHOLDERS: Holders of record of the Notes pursuant to the Indenture and, with respect to any class of Notes, holders of record of such class of Notes pursuant to the Indenture.

         NOTEHOLDERS' INTEREST CARRYOVER SHORTFALL: As of the close of any Distribution Date, the excess of (i) the Aggregate Noteholders' Interest Distributable Amount for such Distribution Date over (ii) the amount that was actually deposited in the Note Distribution Account on such current Distribution Date in respect of interest.

         NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT: With respect to any class of Notes and any Distribution Date, the product of (i) the outstanding principal balance of such class of Notes as of the close of the preceding Distribution Date (or, in the case of the first Distribution Date, the outstanding principal balance on the Closing Date) and (ii) in the case of (a) the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes, one-twelfth of the Interest Rate for such class (or, in the case of the first Distribution Date, the Interest Rate for such class multiplied by a fraction, the numerator of which is 26 and the denominator of which is 360) and (b) the Class A-1 Notes and each class of the Variable Pay Term Notes, the product of the Interest Rate for such class for such Distribution Date and a fraction, the numerator of which is the number of days elapsed from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Closing
Date), to but excluding that Distribution Date and the denominator of which is 360.

         NOTEHOLDERS' PERCENTAGE: With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the outstanding principal balance of the Notes and the denominator of which is the sum of the outstanding principal balance of the Notes and the Certificate Balance, in each case as of the close of the preceding Distribution Date.

         NOTEHOLDERS' PRINCIPAL CARRYOVER SHORTFALL: As of the close of any Distribution Date, the excess of (i) Aggregate Noteholders' Principal Distributable Amount for such Distribution Date OVER (ii) the amount that was actually deposited in the Note Distribution Account on such current Distribution Date in respect of principal.

         NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT: With respect to the following and any Distribution Date:

         For the Class A Notes,

         (i)   Except during a Sequential Amortization Period:

                  (A) For a class of Class A Notes on its Targeted Final Distribution Date, the Noteholders' Principal Distributable Amount for that class of Class A Notes is the lesser of

                           (1) the outstanding principal balance of that class as of the close of the immediately preceding Distribution Date and

                           (2)  the Total Note Principal Payment Amount.

                  (B) If the Distribution Date is not a Targeted Final Distribution Date for any class of Class A Notes, the Noteholders' Principal Distributable Amount for a class of Class A Notes is zero.

         (ii) During a Sequential Amortization Period, the Noteholders' Principal Distributable Amount for a Distribution Date for a class of Class A Notes is the lesser of

                  (A) the outstanding principal balance of that class as of the close of the immediately preceding Distribution Date and

                  (B)  the remainder of

                           (1) the Class A Percentage of the Noteholders' Percentage of the Principal Distributable Amount minus

                           (2) the outstanding principal balance for each class of Class A Notes with a lower numerical
                           designation as  of  the  close  of  the   immediately
                           preceding Distribution Date.

         For the Variable Pay Term Notes,

         (i)      Except during a Sequential Amortization Period:

                  (A) If the Distribution Date is a Targeted Final Distribution Date for a class of Class A Notes, the Noteholders' Principal Distributable Amount for the Variable Pay Term Notes is the remainder of

                           (1)  the Total Note Principal Payment Amount minus

                           (2) the Noteholder's Principal Distributable Amount for that class of Class A Notes on that Distribution Date determined as described above,

                  but in no event more than the outstanding principal balance of the Variable Pay Term Notes as of the close of the immediately preceding Distribution Date.

                  (B)  If  the  Distribution   Date  is  not  a  Targeted  Final
                  Distribution Date for a class of Class A Notes, the Noteholders' Principal Distributable Amount for the Variable Pay Term Notes is the lesser of

                           (1) the outstanding principal balance of the Variable Pay Term Notes as of the close of the immediately preceding Distribution Date and

                           (2) the Noteholders' Percentage of the Principal Distributable Amount for that Distribution Date.

         (ii) During a Sequential Amortization Period, the Noteholders' Principal Distributable Amount for the Variable Pay Term Notes on a Distribution Date is the lesser of

                  (A) the outstanding principal balance of the Variable Pay Term Notes as of the close of the immediately preceding Distribution Date and

                  (B) the Variable Pay Term Percentage of the Noteholders' Percentage of the Principal Distributable Amount.

Notwithstanding the foregoing, on the Final Scheduled Distribution Date for any class of Class A Notes or the Variable Pay Term Notes, the Noteholders'
Principal Distributable Amount for that class will equal the outstanding principal balance of that class as of the close of the immediately preceding Distribution Date.

         NOTE OWNER: With respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in each case in accordance with the rules of such Clearing Agency).

         NOTE POOL FACTOR: With respect to any class of Notes and any Distribution Date, a seven-digit decimal figure computed by the Servicer which is equal to the Note Principal Balance for such class as of the close of such Distribution Date divided by the initial Note Principal Balance for such class.

         NOTE PRINCIPAL BALANCE: With respect to any class of Notes and any Distribution Date, the initial aggregate principal balance of such class of Notes, reduced by all previous payments to the Noteholders of such class in respect of principal of such Notes.

         NOTE REGISTER: With respect to any class of Notes, the register of such Notes specified in SECTION 2.4 of the Indenture.

         NOTE REGISTRAR: The registrar at any time of the Note Register, appointed pursuant to SECTION 2.4 of the Indenture.

         NOTES: The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and all classes of the Variable Pay Term Notes.

         OBLIGOR: The purchaser or the co-purchasers of the Financed Vehicle or other person who owes payments under a Receivable.

         OFFERED CERTIFICATES: Certificates issued pursuant to a Trust Agreement with the exception of the Certificates retained by the Seller.

         OFFERED NOTES: Together, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, and the Class A-5 Notes.

         OFFICER'S CERTIFICATE: A certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of SECTION 11.1 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an officer's certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

         OPINION OF COUNSEL: A written opinion of counsel, who may, except as otherwise expressly provided, be an employee of the Seller or the Servicer. In addition, for purposes of the Indenture: (i) such counsel shall be satisfactory to the Indenture Trustee; (ii) the opinion shall be addressed to the Indenture Trustee as Trustee and (iii) the opinion shall comply with any applicable requirements of SECTION 11.1 of the Indenture and shall be in form and substance satisfactory to the Indenture Trustee.

         OPTIONAL PURCHASE DATE: As defined in SECTION 8.01(A) of the Trust Sale and Servicing Agreement.

         OPTIONAL PURCHASE PERCENTAGE:  10%.

         OUTSTANDING: With respect to the Notes, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

         (i) Notes theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

         (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; PROVIDED, HOWEVER, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made; and

         (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes both legally and beneficially owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgor's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

         OUTSTANDING AMOUNT: As of any date, the aggregate principal amount of all Notes, or a class of Notes, as applicable, Outstanding at such date.

         OUTSTANDING MONTHLY ADVANCES: Outstanding Scheduled Interest Advances and Outstanding Simple Interest Advances, collectively.

         OUTSTANDING SCHEDULED INTEREST ADVANCES: As of the last day of a Monthly Period and with respect to a Scheduled Interest Receivable, the sum of all Scheduled Interest Advances made as of or prior to such date minus all payments or collections as of or prior to such date which are specified in
SECTION 5.04(A) of the Trust Sale and Servicing Agreement as reducing Outstanding Scheduled Interest Advances with respect to such Receivable.

         OUTSTANDING SIMPLE INTEREST ADVANCES: As of the last day of a Monthly Period, the sum of all Simple Interest Advances made as of or prior to such date minus the sum of (i) all payments to the Servicer as of or prior to such date pursuant to SECTION 5.04(B) of the Trust Sale and Servicing Agreement and (ii) all Excess Simple Interest Collections paid to the Servicer as of or prior to such date; PROVIDED, HOWEVER, that Outstanding Simple Interest Advances shall never be deemed to be less than zero.

         OVERDUE PAYMENT: With respect to a Distribution Date and to a Scheduled Interest Receivable, all payments received by the Servicer from or for the account of the related Obligor during the related Monthly Period in excess of any Supplemental Servicing Fees (excluding any Investment Earnings during the related Monthly Period), to the extent of the Outstanding Scheduled Interest Advances relating to such Receivable.

         OWNER TRUST ESTATE: All right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to ARTICLE II of the Trust Sale and Servicing Agreement, all funds on deposit from time to time in the Collection Account and the Certificate Distribution Account and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Trust Sale and Servicing Agreement and the Administration Agreement.

         OWNER TRUSTEE: Bankers Trust (Delaware), a Delaware banking corporation, or any successor trustee under the Trust Agreement, not in its individual capacity but solely as trustee.

         PASS THROUGH RATE: 7.28% per annum.

         PAYING AGENT: With respect to the Indenture, the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in SECTION 6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer. With respect to the Trust Agreement, any paying agent or co-paying agent appointed pursuant to SECTION 3.9 of the Trust Agreement that meets the eligibility standards for the Owner Trustee specified in SECTION 6.13 of the Trust Agreement, and initially Bankers Trust Company.

         PAYMENT AHEAD: With respect to a Distribution Date and to a Scheduled Interest Receivable, any Excess Payment (not representing prepayment in full of such Receivable) that is of an amount such that the sum of such Excess Payment and the Deferred Prepayment is equal to or less than three times the Scheduled Payment.

         PAYMENT AHEAD SERVICING ACCOUNT: The account designated as such, established and maintained pursuant to SECTION 5.01(A)(IV) of the Trust Sale and Servicing Agreement.

         PERSON: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         PHYSICAL PROPERTY: (i) bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the New York UCC and are susceptible of physical delivery and (ii) Security Certificates.

         POOLING AND SERVICING AGREEMENT: The Pooling and Servicing Agreement, dated as of the Closing Date, between GMAC and the Seller, as amended and supplemented from time to time.

         PREDECESSOR NOTE: With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under SECTION 2.5 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         PREPAYMENT:  Any Excess Payment other than a Payment Ahead.

         PREPAYMENT SURPLUS: With respect to any Distribution Date on which a Prepayment is to be applied with respect to a Scheduled Interest Receivable, that portion of such Prepayment, net of any Rebate.

         PRINCIPAL BALANCE: With respect to any Scheduled Interest Receivable, as of any date, the Amount Financed MINUS the SUM of the following amounts:

         (i) that portion of all Scheduled Payments due on or after the Cutoff Date and on or prior to such date allocable to principal,

         (ii) any Warranty Payment or Administrative Purchase Payment to the extent allocable to principal, and

         (iii) any Prepayments applied by the Servicer to reduce the Principal Balance of such Receivable.

With respect to any Simple Interest Receivable, as of any date, the Amount Financed MINUS the SUM of the following amounts:

         (i) that portion of all payments received from the related Obligor on or prior to such date allocable to principal and

         (ii) any Warranty Payment or Administrative Purchase Payment to the extent allocable to principal.

         PRINCIPAL DISTRIBUTABLE AMOUNT: With respect to any Distribution Date, the sum of (1) the principal portion of all Scheduled Payments due with respect to the related Monthly Period on Scheduled Interest Receivables held by the Trust (other than Liquidating Receivables) and the principal portion of all payments received by the Trust during the related Monthly Period on Simple Interest Receivables held by the Trust (other than Liquidating Receivables), (2) the principal portion of all Prepayments received during the related Monthly Period (except to the extent included in (1) above) and (3) the Principal Balance of each Receivable that the Servicer became obligated or elected to purchase, the Seller became obligated to repurchase or that became a Liquidating Receivable during the related Monthly Period (except to the extent included in (1) or (2) above).

         PRIVATE NOTES: The Class A-1 Notes and any of the Variable Pay Term Notes.

         PROCEEDING: Any suit in equity, action at law or other judicial or administrative proceeding.

         PURCHASED PROPERTY: The property described in SECTION 2.01 of the Pooling and Servicing Agreement.

         RATING AGENCIES: As of any date, the nationally recognized statistical rating organizations requested by the Seller to provide ratings on the Notes or the Certificates which are rating the Notes or the Certificates on such date.

         RATING AGENCY CONDITION: With respect to any action, the condition that each Rating Agency shall have been given at least 10 days prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer and the Issuer in writing that such action shall not result in a downgrade or withdrawal of the then current rating of the Notes or the Certificates.

         REBATE: With respect to a given date and to a Scheduled Interest Receivable, the rebate under such Receivable that is or would be payable to the Obligor for unearned finance charges or any other charges rebatable to the Obligor upon the payment on such date of all remaining Scheduled Payments.

         RECEIVABLE: A retail instalment sale contract for a Financed Vehicle that is included in the Schedule of Receivables and all rights and obligations thereunder.

         RECEIVABLE FILE: The documents listed in SECTION 2.04 of the Pooling and Servicing Agreement pertaining to a particular Receivable.

         RECEIVABLES PURCHASE PRICE: The amount described in SECTION 2.02 of the Pooling and Servicing Agreement.

         RECORD DATE: (i) with respect to the Notes and with respect to any Distribution Date, the close of business on the day immediately preceding such Distribution Date, or if Definitive Notes are issued for any class of Notes, with respect to such class of Notes the last day of the preceding Monthly Period; and (ii) with respect to the Certificates and with respect to any Distribution Date, the close of business on the date immediately preceding such Distribution Date, or if Definitive Certificates are issued, the last day of the preceding Monthly Period.

         REDEEMABLE NOTES:  The Class A-5 Notes and the Variable Pay Term Notes.

         REDEMPTION DATE:  As defined in SECTION 10.1 of the Indenture.

         REDEMPTION PRICE: With respect to the Redeemable Notes, the unpaid principal amount of such Notes, plus accrued and unpaid interest thereon.

         REFERENCE BANK RATE: For any Distribution Date, the per annum rate determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which will be four major banks that are engaged in transactions in the London interbank market, selected by the Indenture Trustee after consultation with the Seller) as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month, in amounts approximately equal to the principal amount of the Variable Pay Term Notes then outstanding. The Indenture Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations, rounded upwards to the nearest one-sixteenth of one percent. If on that date fewer than two quotations are provided as requested, the rate will be the arithmetic mean, rounded upwards to the nearest one- sixteenth of one percent, of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Seller, as of 11:00 a.m., New York City time, on that date to leading European banks for United States dollar deposits for a period of one month in amounts approximately equal to the principal amount of any class of Variable Pay Term Notes then outstanding. If no quotation can be obtained, then LIBOR will be the rate for the prior Distribution Date.

         REGISTERED HOLDER: The Person in whose name a Note is registered on the Note Register on the applicable Record Date.

         RELEASED ADMINISTRATIVE AMOUNT: With respect to a Distribution Date and to a purchased Administrative Receivable, the Deferred Prepayment on such Receivable.

         RELEASED WARRANTY AMOUNT: With respect to a Distribution Date and to a repurchased Warranty Receivable, the Deferred Prepayment on such Receivable.

         REQUIRED DEPOSIT RATING: A rating on short-term unsecured debt obligations of P-1 by Moody's Investors Service, Inc.; A-1+ by Standard & Poor's Ratings Services; if rated by Fitch Investors Service, Inc., F-1+ by Fitch IBCA, Inc.; and, if rated by Duff & Phelps Credit Rating Co., D-1+ by Duff & Phelps Credit Rating Co. Any requirement that short-term unsecured debt obligations have the "Required Deposit Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such rating agencies.

         RESERVE ACCOUNT: The account designated as such, established and maintained pursuant to SECTION 4.07(A) of the Trust Sale and Servicing Agreement.

         RESERVE ACCOUNT INITIAL DEPOSIT: Cash or Eligible Investments having a value of at least $75,687,226.45.

         RESERVE ACCOUNT PROPERTY: (i) the Reserve Account and all proceeds thereof (other than the Investment Earnings thereon) including all cash, investments, investment property and other amounts held from time to time in the Reserve Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities, Financial Assets or otherwise) and (ii) the Reserve Account Initial Deposit and all proceeds thereof (other than the Investment Earnings thereon).

         RESPONSIBLE OFFICER: With respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of such trustee or agent of the Owner Trustee acting under a power of attorney, and, with respect to the Servicer, the President, any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer or assistant officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         RETAINED CERTIFICATES: The Certificates retained by the Seller pursuant to SECTION 3.10 of the Trust Agreement, with an initial Certificate Balance of $658,649.58.

         REVOLVING NOTE: The Revolving Note issued by CARI to GMAC under the Intercompany Advance Agreement.

         SCHEDULED INTEREST ADVANCE: With respect to a Scheduled Interest Receivable, the amount, as of the last day of the related Monthly Period, which the Servicer is required to advance pursuant to SUBSECTION 5.04(A) of the Trust Sale and Servicing Agreement.

         SCHEDULED INTEREST RECEIVABLE: Any Receivable that is not a Simple Interest Receivable. For purposes hereof, all payments with respect to a Scheduled Interest Receivable shall be allocated to principal and interest in accordance with the actuarial method.

         SCHEDULED PAYMENT: With respect to a Distribution Date and to a Scheduled Interest Receivable, the payment set forth in such Receivable due from the Obligor in the related Monthly Period.

         SCHEDULE OF RECEIVABLES: The schedule of all Receivables originally held as part of the Trust and on file at the locations listed on EXHIBIT A of the Trust Sale and Servicing Agreement, as it may be amended from time to time.

         SECRETARY OF STATE:  The Secretary of State of the State of Delaware.

         SECURED OBLIGATIONS: Obligations consisting of the principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction.

         SECURED PARTIES: Each Holder of a Note.

         SECURITIES ACT: As defined in Section 2.15(a) of the Indenture.

         SECURITY CERTIFICATE: Has the meaning given such term in Section 8-102(a)(16) of the New York UCC.

         SECURITY ENTITLEMENT: Has the meaning given such term in Section 8-102(a)(17) of the New York UCC.

         SECURITYHOLDER:  A Holder of a Note or a Certificate.

         SELLER: The Person executing the Trust Sale and Servicing Agreement as the Seller, or its successor in interest pursuant to SECTION 3.03 of the Trust Sale and Servicing Agreement.

         SEQUENTIAL AMORTIZATION COMMENCEMENT DATE: (i) The Targeted Final Distribution Date for a class of Class A Notes if the principal amount of that class is not paid in full on that Targeted Final Distribution Date, unless that Targeted Final Distribution Date occurs during a Sequential Amortization Period, or (ii) the first Distribution Date following the date on which the Interest Rate Swap is terminated.

         SEQUENTIAL AMORTIZATION PERIOD: The period commencing on a Sequential Amortization Commencement Date and, if such Sequential Amortization Commencement Date occurred as a result of the failure to pay a class of Class A Notes in full on its Targeted Final Distribution Date, ending on the Distribution Date on which such class of Class A Notes is paid in full so long as such Distribution Date occurs prior to the Targeted Final Distribution Date for the class of Class A Notes with the next highest numerical designation; provided that a Sequential Amortization Period shall not so terminate if the failure to so pay a class of Class A Notes in full on its Targeted Final Distribution Date follows a failure to pay the class of Class A Notes with the next lowest numerical designation on its Targeted Final Distribution Date.

         SERVICER: The Person executing the Trust Sale and Servicing Agreement as the Servicer, or its successor in interest pursuant to SECTION 6.02 of the Trust Sale and Servicing Agreement.


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         SERVICER DEFAULT:  An event described in SECTION 7.01 of the Trust Sale and Servicing Agreement.

         SERVICER LIQUIDITY ADVANCE: An advance made by the Servicer to the Trust pursuant to SECTION 5.05 of the Trust Sale and Servicing Agreement.

         SERVICER'S ACCOUNTING: A certificate, completed by and executed on behalf of the Servicer, in accordance with SECTION 3.10 of the Pooling and Servicing Agreement.

         SIMPLE INTEREST ADVANCE: The amount, as of the last day of the related Monthly Period, which the Servicer is required to advance pursuant to SECTION 5.04(B) of the Trust Sale and Servicing Agreement.

         SIMPLE INTEREST METHOD: The method of allocating each monthly payment on a Simple Interest Receivable to principal and interest pursuant to which the portion of such payment that is allocated to interest is equal to the product of the outstanding principal balance thereon multiplied by the fixed rate of interest applicable to such Receivable multiplied by the period of time elapsed (expressed as a fraction of a calendar year) since the preceding payment of interest with respect to such principal balance was made.

         SIMPLE INTEREST RECEIVABLE: Any Receivable under which the portion of each monthly payment allocable to earned interest and the portion allocable to the Amount Financed is determined in accordance with the Simple Interest Method. For purposes hereof, all payments with respect to a Simple Interest Receivable shall be allocated to principal and interest in accordance with the Simple Interest Method.

         SPECIFIED RESERVE ACCOUNT BALANCE: With respect to any Distribution Date, the sum of

         (i)      the GREATER of

                  (A) 3.45% of the outstanding principal balance of the Notes and the Certificates as of the close of business on such Distribution Date (after giving effect to all payments and distributions to be made on such Distribution Date); and

                  (B)      $16,453,744.87

                  but in no event more than the outstanding principal balance of the Notes and the Certificates as of the close of business on such Distribution Date (after giving effect to all payments and distributions to be made on such Distribution Date);

         PLUS

         (ii) in each case, if a deposit is to be made into the Accumulation Account on such Distribution Date or was made on any prior Distribution Date, an amount equal to the product of

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                  (A) the Accumulation  Amount on such  Distribution Date (after giving effect to all deposits and withdrawals from the Accumulation Account on such Distribution Date)

         MULTIPLIED BY

                  (B) the number of Distribution Dates after such Distribution Date through and including the next Distribution Date that is a Targeted Final Distribution Date for any class of Class A Notes DIVIDED BY 12

         MULTIPLIED BY

                  (C) LIBOR for such Distribution Date MINUS 2.5%.

         STATE: Any one of the 50 States of the United States of America or the District of Columbia.

         SUPPLEMENTAL SERVICING FEES: With respect to a Distribution Date, all late fees, prepayment charges and other administrative fees and expenses or similar charges allowed by applicable law with respect to Receivables, collected (from whatever source) on the Receivables held by the Trust during the related Monthly Period.

         SWAP COUNTERPARTY: Morgan Stanley Capital Services Inc., as swap counterparty under the Interest Rate Swap, or any successor or replacement Swap Counterparty from time to time under the Interest Rate Swap.

         SWAP COUNTERPARTY GUARANTOR: Morgan Stanley Dean Witter & Co., as swap counterparty guarantor under the Interest Rate Swap, or any successor or replacement Swap Counterparty Guarantor, from time to time under the Interest Rate Swap.

         SWAP COUNTERPARTY RIGHTS AGREEMENT: The Swap Counterparty Rights Agreement, dated as of the Closing Date, among the Swap Counterparty, the Issuer, GMAC, as Servicer, Custodian, and Administrator, the Seller, the Indenture Trustee, and the Owner Trustee, as amended and supplemented from time to time.

         TARGETED FINAL DISTRIBUTION DATE: With respect to a class of Class A Notes, the Distribution Date in the month and year set forth below opposite such
Notes:

                  Class A-1 Notes:          October 2000
                  Class A-2 Notes:          April 2001
                  Class A-3 Notes:          October 2001
                  Class A-4 Notes:          April 2002
                  Class A-5 Notes:          April 2003

         TEMPORARY NOTES:  The Notes specified in SECTION 2.3 of the Indenture.

         THIRD PARTY INSTRUMENT: Each of the Interest Rate Swap, the Contingent Interest Rate Swap and the Triparty Agreement.

         TOTAL AVAILABLE AMOUNT: With respect to any Distribution Date, the sum of the Available Interest and the Available Principal for such Distribution Date and the amount of all cash or other immediately available funds on deposit in the Reserve Account immediately prior to such Distribution Date plus

         (i) on the Targeted Final Distribution Date for any class of Class A Notes, any Variable Pay Term Notes Issuance Proceeds and the Accumulation Amount, if any, for such Distribution Date and

         (ii) on the first Distribution Date after the Notes have been declared due and payable following the occurrence of an Event of Default and on the first Distribution Date after the termination of the Interest Rate Swap, the Accumulation Amount, if any, for such Distribution Date.

         TOTAL NOTE PRINCIPAL PAYMENT AMOUNT: With respect to any Distribution Date, the sum of

         (i) the Noteholders' Percentage of the Principal Distributable Amount plus

         (ii)  the Variable Pay Term Notes Issuance Proceeds, if any, plus

         (iii) the Accumulation Amount, if any.

         TOTAL SERVICING FEE: With respect to a Distribution Date, the sum of the Basic Servicing Fee for such Distribution Date, any unpaid Basic Servicing Fee for all prior Distribution Dates and Additional Servicing for such Distribution Date.

         TREASURY REGULATIONS: The regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous
provisions  of  final   Treasury   Regulations  or  other   successor   Treasury
Regulations.

         TRIPARTY AGREEMENT: The Triparty Contingent Assignment Agreement, dated as of the Closing Date, including all schedules, and confirmations thereto, among the Trust, the Swap Counterparty and GMAC, as the same may be amended, supplemented, renewed, extended or replaced from time to time.

         TRUST: Capital Auto Receivables Asset Trust 2000-1, a Delaware business trust created by the Trust Agreement.

         TRUST AGREEMENT: The Trust Agreement, dated as of the Closing Date, between the Seller and the Owner Trustee, as amended and supplemented from time to time.

         TRUST ESTATE: All money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Secured Parties (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof, and the Reserve Account and the Reserve Account Property pledged to the Indenture Trustee pursuant to the Trust Sale and Servicing Agreement.

         TRUST INDENTURE ACT or TIA: The Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

         TRUST SALE AND SERVICING AGREEMENT: The Trust Sale and Servicing Agreement, dated as of the Closing Date, between the Seller, the Servicer and the Trust, as amended and supplemented from time to time.

         UCC: The Uniform Commercial Code as in effect in the relevant jurisdiction.

         UNCERTIFICATED SECURITY: Has the meaning given to such term in Section 8-102(a)(18) of the New York UCC.

         UNDERTAKING LETTER: The Letter referred to in SECTIONS 3.4 and 9.12 of the Trust Agreement.

         UNDISTRIBUTED PRINCIPAL AMOUNT: For any Distribution Date that is not a Targeted Final Distribution Date for a class of Class A Notes, except as described in the following sentence, the excess, if any, of (x) the Noteholders' Percentage of the Principal Distributable Amount over (y) the outstanding principal balance of the Variable Pay Term Notes as of the close of business on the immediately preceding Distribution Date. The Undistributed Principal Amount for (a) each Distribution Date that is a Targeted Final Distribution Date for a class of Class A Notes, (b) each Distribution Date during a Sequential Amortization Period and (c) each Distribution Date following a declaration that the Notes are immediately due and payable following the occurrence of an Event of Default, until all Events of Default have been cured or waived as provided in
SECTION 5.2(B) of the Indenture, shall be zero.

         VARIABLE PAY TERM NOTE PERCENTAGE: With respect to a Distribution Date, 100% minus the Class A Percentage for that Distribution Date.

         VARIABLE PAY TERM NOTES: The Floating Rate Variable Pay Asset Backed Term Notes issued from time to time pursuant to the Indenture including the Initial Variable Pay Term Note.

         VARIABLE  PAY  TERM  NOTES  ISSUANCE   PROCEEDS:   With  respect  to  a
Distribution Date, the proceeds to the Trust from the issuance of Variable Pay Term Notes on that Distribution Date.

         VOTING INTERESTS: As of any date, the aggregate Certificate Balance of all Certificates outstanding; PROVIDED, HOWEVER, that Certificates owned by the Issuer, the Seller or any Affiliate of any of the foregoing Persons (each, an "INSIDER") shall be disregarded and deemed not to be outstanding (unless all Certificates are owned by insiders), except that, in determining whether the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Owner Trustee knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Owner Trustee the pledgor's right so to act with respect to such Certificates and that the pledgee is not the Issuer, the Seller or any Affiliate of any of the foregoing Persons (unless all Certificates are owned by insiders).

         WARRANTY PAYMENT: With respect to a Distribution Date and to a Warranty Receivable repurchased as of the last day of a Monthly Period,

         (i) in the case of a Scheduled Interest Receivable, a payment equal to the SUM of:

               (A) the sum of all remaining Scheduled Payments on such Receivable minus the Rebate,

               (B) all past due Scheduled Payments with respect to which a Scheduled Interest Advance has not been made,

               (C) any reimbursement made pursuant to the last sentence of SUBSECTION 5.04(A) of the Trust Sale and Servicing Agreement with respect to such Receivable, and

               (D) all Outstanding Scheduled Interest Advances with respect to such Receivable, minus any Liquidation Proceeds (to the extent applied to reduce the Principal Balance of such
               Receivable)   previously   received   with   respect  to  such
               Receivable, or

         (ii) in the case of a Simple Interest Receivable, a payment equal to the Amount Financed minus that portion of all payments received from the related Obligor on or prior to the last day of the related Monthly Period allocable to principal and minus any Liquidation Proceeds (to the extent applied to reduce the Principal Balance of such Receivable) previously received with respect to such Receivable.

         WARRANTY PURCHASER: The Person described in SECTION 2.05 of the Trust Sale and Servicing Agreement.

         WARRANTY RECEIVABLE: A Receivable which the Warranty Purchaser has become obligated to repurchase pursuant to SECTION 2.05 of the Trust Sale and Servicing Agreement.

                         PART II - RULES OF CONSTRUCTION

(b) ACCOUNTING TERMS. As used in this Appendix or the Basic Documents, accounting terms which are not defined, and accounting terms partly defined, herein or therein shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Appendix or the Basic Documents are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or the Basic Documents will control.

(c) "HEREOF," ETC. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Appendix or any Basic Document will refer to this Appendix or such Basic Document as a whole and not to any particular provision of this Appendix or such Basic Document; and Section, Schedule and Exhibit references contained in this Appendix or any Basic Document are references to Sections, Schedules and Exhibits in or to this Appendix or such Basic Document unless otherwise specified. The word "or" is not exclusive.

(d) REFERENCE TO DISTRIBUTION DATES. With respect to any Distribution Date, the "related Monthly Period," and the "related Record Date," will mean the Monthly Period and Record Date, respectively, immediately preceding such Distribution Date, and the relationships among Monthly Periods and Record Dates will be correlative to the foregoing relationships.

(e) NUMBER AND GENDER. Each defined term used in this Appendix or the Basic Documents has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Appendix or the Basic Documents has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

(f) INCLUDING. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Appendix or the Basic Documents in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

                                   APPENDIX B

                         NOTICE ADDRESSES AND PROCEDURES

                  All requests, demands, directions, consents, waivers, notices, authorizations and communications provided or permitted under any Basic Document to be made upon, given or furnished to or filed with the Seller, the Servicer, the Administrator, the Indenture Trustee, the Issuer, the Owner Trustee, the Custodian or the Rating Agencies shall be in writing, personally delivered, sent by facsimile with a copy to follow via first class mail or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt:

                  (a)      in the case of the Seller, at the following address:

                           Capital Auto Receivables, Inc.,
                           Corporation Trust Center,
                           1209 Orange Street,
                           Wilmington, Delaware 19801

                  with a copy to:

                           Manager - Securitization,
                           General Motors Acceptance Corporation
                           3031 West Grand Boulevard,
                           Detroit, Michigan 48202,

                  (b) in the case of the Servicer, the Administrator or the Custodian, at the following address:

                           Director - Securitization and Cash Management General Motors Acceptance Corporation,
                           3031 West Grand Boulevard,
                           Detroit, Michigan 48202,

                  (c) in the case of the Indenture Trustee, at its Corporate Trust Office,

                  (d) in the case of the Issuer or the Owner Trustee, to the Owner Trustee at its Corporate Trust Office, with a copy to

                           Bankers Trust Company,
                           Four Albany Street, 10th Floor

                           New York, New York 10006,
                           Attention: Corporate Trust and Agency Group,

                           and with a copy to:

                           Capital Auto Receivables, Inc.,
                           Attention: Karen A. Sabatowski, Vice President 3031 West Grand Boulevard,
                           Detroit, Michigan 48202

The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Issuer.

                  (e)      in the case of Moody's Investors Service, Inc., to

                           Moody's Investors Service, Inc.,
                           ABS Monitoring Department,
                           99 Church Street,
                           New York, New York 10007,

                  (f)      in the case of Standard & Poor's Ratings Services, to

                           Standard & Poor's Ratings Services,
                           55 Water Street
                           40th Floor
                           New York, New York 10041

                Attention: Asset Backed Surveillance Department,

                  (g)      in the case of Fitch IBCA, Inc., to

                           Fitch IBCA, Inc.,
                           One State Street Plaza,
                           New York, New York 10004,
                           Attention: Asset-Backed Surveillance, and

                  (h)      in the case of Duff & Phelps Credit Rating Co., to

                           Duff & Phelps Credit Rating Co.,
                           55 E. Monroe Street,
                           Chicago, Illinois  60603,
                           Attention:  Structured Finance Research & Monitoring,

                  (i)      in the case of Swap Counterparty, to

                           Morgan Stanley Capital Services Inc.
                           1585 Broadway, 3rd Floor
                           New York, New York 10036
                           Attention: DPG Transaction Management

or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

                  Where any Basic Document provides for notice to Noteholders or Certificateholders of any condition or event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is in writing and mailed, first-class, postage prepaid to each Noteholder or Certificateholder affected by such condition or event, at such Person's address as it appears on the

Note Register or Certificate Register, as applicable, not later than the latest date, and not earlier than the earliest date, prescribed in such Basic Document for the giving of such notice. If notice to Noteholders or Certificateholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholders or Certificateholders shall affect the sufficiency of such notice with respect to other Noteholders or Certificateholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.